UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No.        )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

IBM Notice of 2010 Annual Meeting and Proxy Statement

INTERNATIONAL BUSINESS MACHINES CORPORATION

Armonk, New York 10504
March 8, 2010

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 27, 2010 at 10 a.m., in the Midwest Airlines Center, Milwaukee, Wisconsin.

We are very pleased that Mr. Andrew N. Liveris, chairman, president and chief executive officer of The Dow Chemical Company, and Mr. W. James McNerney, Jr., chairman, president and chief executive officer of The Boeing Company, are new nominees for the Board this year.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. Of course, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, Armonk, NY 10504.

Very truly yours,

Samuel J. Palmisano
Chairman of the Board

Your vote is important

Please vote by using the internet, the telephone,
or by signing, dating, and returning the enclosed proxy card

Notice of Meeting

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 27, 2010 at 10 a.m., in the Midwest Airlines Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin 53203. The items of business are:

1.               Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.               Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.               Four stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Andrew Bonzani
Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 8, 2010 to all stockholders entitled to vote. The IBM 2009 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 27, 2010: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/

Table of Contents

1.	Election of Directors for a Term of One Year

General Information:
•	Board of Directors
•	Committees of the Board
•	Certain Transactions and Relationships
•	Certain Information about Insurance and Indemnification
•	2009 Director Compensation
•	Section 16(a) Beneficial Ownership Reporting Compliance
•	Ownership of Securities

Executive Compensation:
2009	Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2009	Compensation Discussion and Analysis:
2009	Summary Compensation
2009	Grants of Plan-Based Awards
2009	Outstanding Equity Awards at Fiscal Year-End
2009	Option Exercises and Stock Vested
2009	Retention Plan
2009	Pension Benefits
2009	Nonqualified Deferred Compensation
2009	Potential Payments Upon Termination

Report of the Audit Committee of the Board of Directors
Audit and Non-Audit Fees
2.	Ratification of Appointment of Independent Registered Public Accounting Firm
3.	Stockholder Proposal on Executive Compensation Annual Incentive Payout
4.	Stockholder Proposal on Cumulative Voting
5.	Stockholder Proposal on New Threshold for Calling Special Meetings
6.	Stockholder Proposal on Advisory Vote on Executive Compensation

Frequently Asked Questions

1. Election of Directors for a Term of One Year

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the last five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

ALAIN J.P. BELDA, 66, is chairman of Alcoa Inc., a producer and manager of primary aluminum, fabricated aluminum and engineered products, and is a managing director at Warburg Pincus LLC, a global private equity and investment firm. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Belda joined Alcoa in 1969 and subsequently held various executive positions. From 1979 to 1994, he was president of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary. He was named executive vice president in 1994, vice chairman in 1995, president and chief operating officer in 1997 and president and chief executive officer in 1999. Mr. Belda was chairman and chief executive officer from 2001 until assuming the position of chairman in 2008. He is a director of Citigroup Inc. Additionally, during the past five years, he served as a director of E. I. du Pont de Nemours and Company. Mr. Belda became an IBM director in 2008.

CATHLEEN BLACK, 65, is president of Hearst Magazines, a division of The Hearst Corporation, a diversified communications company. She is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Prior to joining Hearst Magazines, she was president and chief executive officer of the Newspaper Association of America from 1991 to 1996, president, then publisher, of USA TODAY from 1983 to 1991, and also executive vice president/marketing for Gannett Company, Inc. (USA TODAY parent company) from 1985 to 1991. She is a director of The Hearst Corporation, The Coca-Cola Company, the Advertising Council, a member of the Council on Foreign Relations and a trustee of the University of Notre Dame. Additionally, during the past five years, she served as a director of iVillage Inc. Ms. Black became an IBM director in 1995.

WILLIAM R. BRODY, 66, is president of the Salk Institute for Biological Studies, a non-profit scientific research institution. He is a member of IBM’s Executive Compensation and Management Resources Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at The Johns Hopkins University and radiologist-in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until 1996. Dr. Brody was president of The Johns Hopkins University from 1996 to early 2009. He is a director of Novartis AG and all T. Rowe Price fund companies. Additionally, during the past five years, he served as a director of Medtronic, Inc. Dr. Brody became an IBM director in 2007.

KENNETH I. CHENAULT, 58, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company. Mr. Chenault became an IBM director in 1998.

MICHAEL L. ESKEW, 60, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remains on the board of United Parcel Service, and he is also a director of Eli Lilly and Company, 3M Company and chairman of the Annie E. Casey Foundation. Mr. Eskew became an IBM director in 2005.

SHIRLEY ANN JACKSON, 63, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corp., Medtronic, Inc., Public Service Enterprise Group Incorporated and NYSE Euronext. She is a member of the National Academy of Engineering and a fellow of the American Academy of Arts and Sciences. Dr. Jackson is past president of the American Association for the Advancement of Science and a member of the Council on Foreign Relations and the American Philosophical Society. Dr. Jackson became an IBM director in 2005.

ANDREW N. LIVERIS, 55, is chairman, president and chief executive officer of The Dow Chemical Company, a diversified chemical company. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Liveris joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. He is a director of Citigroup Inc. Mr. Liveris serves as chairman of the US-China Business Council, vice chairman of the Business Roundtable, and a member of the Executive Committee of the Business Council. He is a member of the US-India CEO Forum, a trustee of Tufts University, and a member of the board of the Peterson Institute for International Economics. Mr. Liveris became an IBM director in 2010.

W. JAMES MCNERNEY, JR., 60, is chairman, president and chief executive officer of The Boeing Company, an aerospace company and manufacturer of commercial jetliners and military aircraft. He is a member of IBM’s Audit Committee. Mr. McNerney joined The Boeing Company in his current role in 2005. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company, a diversified technology company. He is a director of The Procter & Gamble Company. Mr. McNerney became an IBM director in 2009.

TAIZO NISHIMURO, 74, is chairman of the board of the Tokyo Stock Exchange Group, Inc. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Nishimuro became chairman of the board of the Tokyo Stock Exchange, Inc. (TSE) in June 2005. He also concurrently served the TSE as president and chief executive officer from December 2005 to June 2007. Mr. Nishimuro assumed his current position with the Tokyo Stock Exchange Group, Inc. in June 2007. Mr. Nishimuro also acts as an adviser to the board of Toshiba Corporation. He was president and chief executive officer of Toshiba Corporation between 1996 and 2000 and subsequently served as chairman of Toshiba between 2000 and 2005. Mr. Nishimuro became an IBM director in 2008.

JAMES W. OWENS, 64, is chairman of the board and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995, vice chairman in 2003 and to his current position in 2004. He is a director of Alcoa Inc. Mr. Owens serves on the boards of the Peterson Institute for International Economics in Washington, D.C. and the Council on Foreign Relations. He is chairman of The Business Council, a member of the President’s Economic Recovery Advisory Board, and a trustee of North Carolina State University. Mr. Owens became an IBM director in 2006.

SAMUAL J. PALMISANO, 58, is chairman of the Board, president and chief executive officer of IBM and chair of IBM’s Executive Committee. Mr. Palmisano joined IBM in 1973. He was elected senior vice president and group executive of the Personal Systems Group in 1997, senior vice president and group executive of IBM Global Services in 1998, senior vice president and group executive of Enterprise Systems in 1999, president and chief operating officer in 2000, chief executive officer in 2002 and chairman of the Board in 2003. Mr. Palmisano is a director of Exxon Mobil Corporation. Mr. Palmisano became an IBM director in 2000.

JOAN E. SPERO, 65, is a visiting fellow at the Foundation Center, a leading authority on philanthropy. She is a member of IBM’s Audit Committee. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a member of the supervisory board of ING Group, a director of the Council on Foreign Relations, and a trustee of Columbia University, the Wisconsin Alumni Research Foundation and the Morgridge Institute for Research. Additionally, during the past five years, she served as a director of Delta Airlines, Inc. and First Data Corporation. Ms. Spero became an IBM director in 2004.

SIDNEY TAUREL, 61, is chairman emeritus of Eli Lilly and Company, a pharmaceutical company. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and has held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of The McGraw-Hill Companies, Inc., a member of The Business Council, the Board of Overseers of the Columbia Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

LORENZO H. ZAMBRANO, 65, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a producer and marketer of cement and ready-mix concrete products. He is a member of IBM’s Directors and Corporate Governance Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. He is a director of Fomento Economico Mexicano, S.A.B. de C.V. He is also chairman of the board of the Tecnologico de Monterrey. Additionally, during the past five years, he served as a director of Empresas ICA, S.A. de C.V., Grupo Televisa, and Vitro, S.A. de C.V. Mr. Zambrano became an IBM director in 2003.

General Information

IBM BOARD OF DIRECTORS

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2010, the Board will consist of 14 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held 10 meetings during 2009. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2009, overall attendance at Board and committee meetings was over 93%. Attendance was at least 75% for each director, except for Mr. Zambrano, whose inability to attend Board and committee meetings during two months in 2009 took him below the 75% attendance level. Had he attended one meeting during those two months, his attendance would have exceeded 75%. The Board and the Committee believe that Mr. Zambrano continues to make vital contributions that benefit the Company’s stockholders. Mr. Zambrano is chairman and chief executive officer of CEMEX, one of the world’s largest cement manufacturers, which is headquartered in Mexico, where he also resides. Mr. Zambrano is a highly regarded and well-known business leader, and his experience and stature in Latin America gives the Company and the Board a unique and valuable perspective. The Board recognizes that directors who reside or manage businesses headquartered outside the United States may at times have business engagements that conflict with the travel demanded by Board service. Mr. Zambrano’s attendance in 2009 was impacted by significant events involving CEMEX, including the nationalization of its Venezuelan operations by the Venezuelan government in late 2008. These events led to unavoidable scheduling and travel conflicts. The Board and the Committee believe that the Company and its investors continue to benefit from Mr. Zambrano’s participation as a Board member, notwithstanding his inability to attend the meetings referenced above. Information about board attendance at the Company’s 2009 Annual Meeting of Stockholders and the Company’s policy with regard to board members’ attendance at annual meetings of stockholders is available at http://www.ibm.com/investor/governance/board-of-directors/about-the-board.wss/.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without management. An executive session with independent directors is scheduled for at least once a year, and the non-management directors met in executive session two times in 2009. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.wss/.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of the Company’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described in the table below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

A.J.P. Belda	•	Global business experience as chairman and former chief executive officer of Alcoa Inc.
	•	Private equity management experience as a managing director of Warburg Pincus LLC
	•	Outside board experience as a director of Citigroup Inc. and Renault S.A.

C. Black	•	Business leadership as president of Hearst Magazines
	•	Affiliation with leading business and public policy association (Council on Foreign Relations)
	•	Outside board experience as a director of The Coca-Cola Company
	•	Experience as a university trustee

W.R. Brody	•	Leadership position as president of the Salk Institute for Biological Studies, a leading scientific research institution that develops solutions to a wide range of medical issues
	•	Leadership and teaching positions at research universities, including former president of The Johns Hopkins University
	•	Outside board experience as a director of Novartis AG and all T. Rowe Price fund companies
	•	Experience as a university trustee
	•	Experience as founder and chief executive officer of a high-tech medical device company

K.I. Chenault	•	Global business experience as chairman and chief executive officer of American Express Company
	•	Affiliation with leading business and public policy associations (vice chairman of the Business Roundtable and member of The Business Council)
	•	Outside board experience as a director of The Procter & Gamble Company

M.L. Eskew	•	Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.
	•	Outside board experience as a director of Eli Lilly and Company and 3M Company
	•	Chairman of a charitable organization

S.A. Jackson	•	Leadership position as president of Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace
	•	Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories
	•	U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission and member of the President’s Council of Advisors on Science and Technology)
	•	Affiliation with leading business and public policy associations (Council on Foreign Relations and Council on Competitiveness)
	•	Outside board experience as a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., Public Service Enterprise Group Incorporated, and NYSE Euronext
	•	Leadership and teaching positions at a research university

A.N. Liveris	•	Global business experience as chairman, president and chief executive officer of The Dow Chemical Company
•

Affiliation with leading business and public policy associations (chairman of the US-China Business Council, vice chairman of the Business Roundtable, and member of the Executive Committee of The Business Council)

	•	Outside board experience as a director of Citigroup Inc.
	•	Experience as a university trustee

W.J. McNerney, Jr.	•	Global business experience as chairman, president and chief executive officer of The Boeing Company
	•	Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company
	•	Affiliation with leading business and public policy association (Business Roundtable)
	•	Outside board experience as a director of The Procter & Gamble Company
	•	Experience as a university trustee

T. Nishimuro	•	Leadership position as chairman of the Tokyo Stock Exchange Group, Inc.
	•	Global business experience as former chairman, president and chief executive officer of Toshiba Corporation
	•	Experience as an international advisory board member of Rolls-Royce Group plc, China Investment Corporation, and NTT DoCoMo, Inc.

J.W. Owens	•	Global business experience as chairman and chief executive officer of Caterpillar Inc.
	•	U.S. Government service (member of the President’s Economic Recovery Advisory Board)
	•	Affiliation with leading business and public policy associations (chairman of The Business Council and director of the Council on Foreign Relations)
	•	Experience as a university trustee

S.J. Palmisano	•	Global business experience as chairman, president and chief executive officer of IBM
	•	Affiliation with leading business and public policy associations (Business Roundtable and member of the Executive Committee of the Council on Competitiveness)
	•	Outside board experience as a director of Exxon Mobil Corporation

J.E. Spero	•	Research experience with national non-profit service organization (Visiting Fellow at the Foundation Center)
	•	Leadership position as former president of the Doris Duke Foundation
	•	Business experience as a former senior executive of American Express Company
	•	U.S. Government service (former U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and former U.S. Ambassador to the United Nations for Economic and Social Affairs)
	•	Affiliation with leading business and public policy association (director of the Council on Foreign Relations)
	•	Outside board experience as a director of ING Group
	•	Experience as a university trustee and former university professor

S. Taurel	•	Global business experience as former chairman and chief executive officer of Eli Lilly and Company
	•	U.S. Government service (Homeland Security Advisory Council, President’s Export Council, Advisory Committee for Trade Policy and Negotiations)
	•	Affiliation with leading business association (The Business Council)
	•	Outside board experience as a director of The McGraw-Hill Companies, Inc.
	•	Member of a university oversight board

L.H. Zambrano	•	Global business experience as chairman and chief executive officer of CEMEX S.A.B. de C.V.
	•	Outside board experience as a director of Fomento Economico Mexicano, S.A.B. de C.V.
	•	Leadership position as chairman of a private educational institution

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/board-of-directors/director-independence-standards.wss/. Applying those standards for the non-management directors standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, C. Black, W.R. Brody, M.L. Eskew, S.A. Jackson, A.N. Liveris, W. J. McNerney, Jr., T. Nishimuro, J.W. Owens, J.E. Spero, S. Taurel, and L.H. Zambrano. The Committee and the Board have determined that K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board or in executive sessions regarding compensation for the Company’s CEO. Otherwise, he continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company and does not hold an executive officer position. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its stockholders. At present, Mr. Palmisano serves as IBM’s chairman and chief executive officer. The Board currently has three independent presiding directors, with the Chair of the Board committee responsible for the principal subject under discussion presiding at the executive sessions of non-management directors. For example, the Chair of the Executive Compensation and Management Resources Committee presides at executive sessions of independent directors in which compensation for the CEO and CFO is determined. The Directors and Corporate Governance Committee and the Board believe that this leadership structure is appropriate for the Company at this time as it provides for focused engagement by the Board committees and their Chairs in their respective areas of responsibility, while also providing for engagement and participation by all Board members with respect to items presented for deliberation.

Much attention has recently been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of the Company is available at http://www. ibm.com/investor/governance/board-of-directors/contact-the-board.wss/.

COMMITTEES OF THE BOARD

Name	Audit	Directors and Corporate Governance	Executive Compensation and Management Resources	Executive
A.J.P. Belda			X
C. Black		Chair		X
W.R. Brody			X
M.L. Eskew	Chair			X
S.A. Jackson		X
A.N. Liveris			X
W.J. McNemey, Jr.	X
T. Nishimuro		X
J.W. Owens	X
S.J. Palmisano				Chair
J.E. Spero	X
S. Taurel			Chair	X
L.H. Zambrano		X

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

AUDIT COMMITTEE

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and approves all related fees and compensation and reviews their selection with the Board. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held five meetings in 2009. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers, and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm. com/investor/corpgovernance/cgbcg.phtml/.

DIRECTORS AND CORPORATE GOVERNANCE COMMITTEE

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board, and suggestions from Company management, including the Chairman and CEO. The Committee also considers candidates recommended by stockholders. Any formal invitation to a director candidate is authorized by the full Board. Messrs. Liveris and McNerney are new nominees this year. Their nominations were recommended by the Committee and approved by the Board, after following this candidate identification process. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. The Committee also makes recommendations to the Board on compensation for non-management directors. The Committee currently retains DolmatConnell & Partners to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices. The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2009. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/.

EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate his performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

The IBM Senior Vice President of Human Resources (SVP HR) works directly with the chair of the Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the SVP HR review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee has retained Semler Brossy Consulting Group, LLC since July 2009 as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chairman, and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Semler Brossy for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the

Committee. The Committee engaged a Managing Director of Towers Perrin as outside compensation consultant through July 2009. The work performed by the Managing Director was similar to the responsibilities described above for Semler Brossy. See Section 1 of the 2009 Compensation Discussion and Analysis for additional information about compensation consultants.

The Committee reports to stockholders as required by the SEC (see 2009 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2009. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http:// www.ibm.com/investor/corpgovernance/cgbc.phtml/.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Executive Compensation and Management Resources Committee had a relationship that requires disclosure as a Compensation Committee interlock.

EXECUTIVE COMMITTEE

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2009.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

From time to time, the Company may have employees who are related to our executive officers or directors. As noted under the discussion above on “General Information — Board of Directors,” Mr. Eskew’s son is employed by the Company. He is an executive of the Company. In addition, an adult child of Mr. M.E. Daniels (Senior Vice President, Global Technology Services) and a sibling of Mr. J.E. Kelly, III (Senior Vice President, Research and Intellectual Property) are employed by the Company in non-executive positions. Further, a brother-in-law of Mr. M. Loughridge (Senior Vice President and Chief Financial Officer) and the spouse of Mr. T.S. Shaughnessy (Senior Vice President, Services Delivery) are executives of the Company. The compensation and other terms of employment of each employee are determined on a basis consistent with the Company’s human resources policies. Each employee mentioned above received compensation in 2009 between $120,000 and $400,000. Additionally, the son of Mr. Eskew, the brother-in-law of Mr. Loughridge and the spouse of Mr. Shaughnessy each received equity grants in 2009.

CERTAIN INFORMATION ABOUT INSURANCE AND INDEMNIFICATION

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification. These policies run from June 30, 2009 through June 30, 2010, at a total cost of $8,160,107. The primary carrier is XL Specialty Insurance Company.

2009 Director Compensation Narrative

Annual Retainer: In 2009, non-management directors received an annual retainer of $250,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $10,000, and the chair of the Audit Committee received an additional annual retainer of $15,000. Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account to be paid with interest at a rate equal to the rate on 26-week U.S. Treasury bills updated each January and July, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. IBM had a retirement plan for directors which was eliminated effective January 1996, and the Company credited the PFS accounts with retirement PFS equal to the benefits accrued under that retirement plan. For 2009, all directors made elections under the DCEAP to defer 100% of their annual retainer in PFS. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household and (ii) DCEAP PFS. Stock-based holdings do not include (i) unexercised options and (ii) any amounts credited to the PFS account in connection with the elimination of the retirement plan.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director, (a) all amounts deferred into PFS are payable in either cash and/or shares of the Company’s common stock at the director’s choice, (b) amounts deferred into the interest-bearing cash account are payable in cash, and (c) amounts credited to the PFS account in connection with the elimination of the retirement plan are payable solely in cash. The payout of PFS is valued based on the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the first day after the date on which the director ceases to be a member of the Board.

Termination of IBM Non-Employee Directors Stock Option Plan (the DSOP) effective January 1, 2007: Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received on the first day of the month following such meeting an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and becomes exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. If a nonmanagement director retires (as defined in the DSOP) or dies, all options granted to that director become immediately exercisable. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2009 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding” reflects any options outstanding under the DSOP as of year end for directors in 2009.

IBM’s Matching Grants Programs: Prior to January 1, 2010, non-management directors were eligible to participate in the Company’s two matching grants programs on the same basis as the Company’s employees based in the U.S. Under one of the programs, the Company provided specified matches in cash or equipment in connection with a director’s eligible contributions to approved colleges, hospitals, and cultural or environmental institutions. Under the second program, directors could have also made a contribution toward the donation of personal computer equipment to eligible primary and secondary schools of their choice. Under this second program, directors were required to donate 20% of the list price of a particular pre-packaged configuration, and the Company contributed the remaining 80%. Under each of these programs, each director’s gifts were limited to a total of $10,000 per calendar year.

Effective January 1, 2010, the two programs described above were combined into a single matching grants program. Non-management directors are eligible to participate in this program on the same basis as the Company’s employees based in the U.S. Under this program, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities, and cultural or environmental institutions. Each director’s gifts are limited to a total of $10,000 per calendar year.

2009 DIRECTOR COMPENSATION TABLE

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts in this column represent the following:

•      Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•      Group Life Insurance premiums paid by the Company on behalf of the directors.

•      Value of the contributions made by the Company under the Company’s matching grants programs as described above.

Name (a)	Fees Earned or Paid in Cash ($) (b)	All Other Compensation ($)(1) (c)	Total ($) (d)
A.J.P. Belda	$250,000	$4,285	$254,285
C. Black	260,000	40,723	300,723
W.R. Brody	250,000	23,098	273,098
K.I. Chenault	250,000	26,288	276,288
M.L. Eskew	265,000	35,095	300,095
S.A. Jackson	250,000	29,038	279,038
W.J. McNerney, Jr.(2)	45,834	17	45,851
T. Nishimuro	250,000	3,713	253,713
J.W. Owens	250,000	17,853	267,853
J.E. Spero	250,000	27,868	277,868
S. Taurel	260,000	33,921	293,921
L.H. Zambrano	250,000	18,799	268,799

Mr. Liveris joined the Board in February 2010; therefore, he is not included in the table above.

(1)   Amounts in this column include the following: for Ms. Black: $40,623 of dividend equivalent payments on PFS; for Dr. Brody: $15,000 contributed by the Company under the matching grants program; for Mr. Chenault: $26,189 of dividend equivalent payments on PFS; for Mr. Eskew: $16,234 of dividend equivalent payments on PFS and $18,761 contributed by the Company under the matching grants program; for Dr. Jackson: $13,939 of dividend equivalent payments on PFS and $15,000 contributed by the Company under the matching grants program; for Mr. Owens: $12,754 of dividend equivalent payments on PFS; for Ms. Spero: $17,769 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the matching grants program; for Mr. Taurel: $23,821 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the matching grants program; and for Mr. Zambrano: $18,699 of dividend equivalent payments on PFS.

(2)   Mr. McNerney joined the Board in October 2009.

AGGREGATE NUMBER OF OPTION AWARDS OUTSTANDING (BOTH EXERCISABLE AND UNEXERCISABLE) FOR EACH DIRECTOR AT FISCAL YEAR-END

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. Because Dr. Brody and Messrs. Belda, Liveris, McNerney and Nishimuro joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the following table.

C. Black	28,000
K.I. Chenault	28,000
M.L. Eskew	8,000
S.A. Jackson	4,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	24,000
L.H. Zambrano	12,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following sets forth information as to any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock as of December 31, 2009.

	Voting Power		Investment Power
Name and address	Sole	Shared	Sole	Shared	Total	Percent of Class
BlackRock, Inc.(1)	73,221,566	0	73,221,566	0	73,221,566	5.57%
40 East 52nd Street
New York, NY 10022

State Street Corporation(2)	0	67,758,740	0	67,758,740	67,758,740	5.2%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

(1)   Based on the Schedule 13G filed with the Securities and Exchange Commission on January 29, 2010 by BlackRock, Inc. and certain subsidiaries. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)   Based on the Schedule 13G filed with the Securities and Exchange Commission on February 12, 2010 by State Street Corporation and certain subsidiaries (State Street). The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the report is not an admission that State Street is the beneficial owner of any securities covered by the report, and that State Street expressly disclaims beneficial ownership of all shares reported. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

COMMON STOCK AND STOCK-BASED HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2009 by IBM’s current directors and nominees, the executive officers named in the 2009 Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2009 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
Name	Common Stock(1)		Stock-based Holdings(2) (3)	Options(4)		Directors' DCEAP Shares(5)
A.J.P. Belda	0		0	0		3,279
C. Black	4,324	(6)	4,718	28,000		20,081
W.R. Brody	0		0	0		5,073
K.I. Chenault	1,060	(7)	1,060	28,000		13,632
M.E. Daniels	62,424	(8)	126,709	164,458		N/A
M.L. Eskew	0		0	8,000		9,026
S.A. Jackson	0		0	4,000		7,868
A.N. Liveris(13)	0		0	0		0
M. Loughridge	57,006		141,384	150,416		N/A
W.J. McNerney, Jr.(14)	0		0	0		348
S.A. Mills	88,453	(9)	139,353	338,429		N/A
T. Nishimuro	0		0	0		3,009
J.W. Owens	1,000	(7)	1,000	4,000		7,310
S.J. Palmisano	311,249	(10)	602,383	1,100,050		N/A
V.M. Rometty	29,358	(11)	132,505	152,303		N/A
J.E. Spero	1,000		1,000	12,000		9,670
S. Taurel	5,265		5,265	24,000		12,570
L.H. Zambrano	4,000		4,000	12,000		10,108
Directors and executive officers as a group	773,603	(12)	1,820,908	2,976,477	(12)	101,974	(12)

(1)

This column shows shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 461,867 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 931,713 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)

For executive officers, this column includes the shares shown in the “Common Stock” column and, as applicable, all restricted stock units (including retention restricted stock units), officer contributions into the IBM Stock Fund under the IBM Excess 401 (k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2009 Nonqualified Deferred Compensation Narrative.

(3)

For non-management directors, this column includes the shares shown in the “Common Stock” column and, as applicable, the Promised Fee Shares payable in cash that were credited to the non-management directors in 1996 in connection with the elimination of the retirement plan for such directors, including dividend equivalents credited with respect to such shares (see 2009 Director Compensation Narrative for additional information).

(4)	Shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2009.

(5)

Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2009, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2009 Director Compensation Narrative for additional information).

(6)	Includes 324 shares in which voting and investment power are shared.

(7)	Voting and investment power are shared.

(8)	Includes 61,724 shares in which voting and investment power are shared.

(9)	Includes 51,295 shares in which voting and investment power are shared.

(10)	Includes 197,617 shares in which voting and investment power are shared.

(11)	Includes 28,705 shares in which voting and investment power are shared.

(12)	The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/5 of 1% of IBM’s outstanding shares.

(13)	Mr. Liveris joined the Board in February 2010.

(14)	Mr. McNerney joined the Board in October 2009.

Executive Compensation

2009 REPORT OF THE EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)
Alain J. P. Belda
William R. Brody

2009 Compensation Discussion and Analysis

SECTION 1: EXECUTIVE COMPENSATION SUMMARY — WHY WE PAY WHAT WE DO

Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of this trust is unacceptable. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how compensation decisions are made. We have put tremendous effort and rigor into our own executive compensation processes over many years, continually assessing and updating them to meet new voluntary criteria as well as requirements from the SEC. Most recently, we have updated our process around the review by our Compensation Committee and management of IBM’s compensation policies and practices with a focus on incentive programs. The purpose of this review is to ensure that our compensation program and policies do not encourage excessive risk taking. A description of the process and its conclusions are in Section 2 of this Compensation Discussion and Analysis (CD&A), “Compensation Program as it Relates to Risk”.

Investors — IBM’s owners — want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall, and the size of each of our individual lines of business. Unlike those few other companies of comparable size and scale that tend to operate as holding companies of component businesses, we operate as an integrated entity across a number of significant business lines, most large enough to be among the Fortune 150 biggest companies if they were stand-alone businesses. Our unique, integrated model delivers great value to our investors and our clients, and demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•                  Ensure that the interests of IBM’s leaders are closely aligned with those of our investors;

•                  Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•                  Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•                  Differentiate compensation so that it varies based on individual and team performance; and

•                  Balance rewards for both short-term results and the long term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

Current Year’s		Longer-term		Full Career
Performance:	+	Performance:	+	Performance:
Salary and Annual		Long-term		Retention, Pension
Incentives		Incentive Plan		and Savings

1.               Current Year — Salary and annual incentives that reflect actions and results over 12 months;

2.               Longer-term — A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.               Full Career — Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

COMPENSATION ELEMENTS FOR SENIOR LEADERS

On average, 88% of IBM’s senior leaders’ annual compensation varies year to year based on business results and individual performance, with the remainder coming from base salary. In addition, 67% of the Chairman and CEO’s annual pay and 70% of the Senior Vice Presidents’ (SVP) pay, on average, is in long-term elements. This ensures that the interests of senior executives are aligned with the long-term interests of stockholders.

Current Year’s Performance: Salary and Annual Incentives

Salary. Senior leaders at IBM receive a small percentage of their overall compensation in salary. In 2009, for example, Chairman and CEO Sam Palmisano earned 9% of his compensation in salary, and the rest of the senior team earned an average of 14% of their compensation in salary.

Annual Incentive. Senior leaders are incented through a program that sets performance targets based on their role and scope. Actual payments are driven by business performance against revenue growth, net income, and cash flow targets and individual performance, as reflected in the Personal Business Commitment review process described under “How Compensation Decisions Are Made.” Top performers earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. Over the past six years, these results-based payouts for individual leaders have ranged from 0.6 times target to a high of 1.66 times target. In 2009, the annual incentive earned by the Chairman and CEO represented 24% of his total compensation; incentives achieved by the rest of the senior team averaged 16% of their total compensation. Additional information about the Annual Incentive Program is outlined in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Other Compensation. The SEC disclosure rules require that companies include certain items in the Summary Compensation Table column entitled “All Other Compensation.” At IBM, many of these items are available to all employees. In fact, additional programs that are restricted to senior executive participation amount to less than 1% of their total compensation on average. These programs are limited to services with a direct bearing on individual productivity or security. IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. IBM does not provide any tax assistance to Mr. Palmisano in connection with taxes incurred for personal travel by him on the corporate aircraft. While the cost of corporate aircraft usage varies year to year based on several external factors such as fuel costs, using corporate aircraft for all travel is a prudent step to ensure the safety of the Chairman and CEO given the breadth of IBM’s operations in over 170 countries which includes many emerging markets where security concerns are a reality. Given the personal travel security practice for the Chairman and CEO, family members periodically accompany him on the corporate aircraft. In accordance with tax requirements, income was imputed to Mr. Palmisano for personal travel by his family members on the corporate aircraft. In recognition of his family’s personal travel, Mr. Palmisano has contributed $63,000 to the IBM International Foundation to fund contributions to Columbia University.

Longer-Term Performance: Long-Term Incentive Plan

Long-term incentive plans (LTIP) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the Company and, ultimately, its investors place on the individual executive at the time. Any gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the Company. Under IBM’s LTIP, senior leaders may receive certain grants of IBM equity, as explained below.

Performance Share Unit (PSU) Grants. This portion of the LTIP focuses senior leaders on delivering business performance over the next three years against two key financial metrics which drive long-term stockholder value — earnings per share and cash flow. Through this program, senior leaders are eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Additional information about PSUs is set forth in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Over the past nine years, program payouts have ranged from a low of 54% to a high of 147% of the target number of shares. In 2009, the long-term incentive grant to the Chairman and CEO and approximately 60 senior executives, including each SVP, was comprised entirely of PSUs. For the CEO, this represents 67% of his total compensation assuming future performance at target. PSUs were, on average, 70% of the SVPs’ total compensation in 2009. In 2010, the annual long-term incentive grant for this group will again be entirely PSUs.

The IBM Integration & Values Team (I&VT) consists of a select group of approximately 320 executives charged with working beyond the scope of their regular job responsibilities to drive growth through integration and by demonstrating IBM’s values. The Chairman and CEO may grant members of this group additional performance shares (Chairman’s Performance Uplift) for delivering extraordinary results. The Chairman and CEO and SVPs are not eligible for these I&VT awards.

Other Stock-Based Grants. Our LTIP also provides for grants of other stock-based awards in addition to PSUs to focus senior leaders on delivering performance that increases the value of the Company through the growth of IBM’s stock price over the long term. Although in 2009 the senior leaders received only PSUs, other stock-based grants have been made to this group in the past and are made to other executives. Other stock-based grants may include stock options, restricted stock, restricted stock units or any combination. These grants vest —become available for sale or exercise — over time, typically over one to four years. Until vested, the grants have no cash value, except that dividend equivalents are paid on restricted stock units granted prior to January 1, 2008. For restricted stock units awarded after December 31, 2007, dividend equivalents are not paid. Senior leaders awarded these grants typically hold them for extended periods and have up to 10 years to convert stock option awards to cash or shares. The outstanding stock-based grants for the named executive officers are shown in the 2009 Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Full Career Performance:

Retention, Pension and Savings

Retention of our key leaders for a full career is an important element of our total compensation strategy. This is accomplished through a combination of retention payments and retirement plans.

Retention Stock-Based Grants & Cash Awards. Periodically, Chairman and CEO Palmisano reviews outstanding stock-based awards for the members of his senior leadership team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, he may recommend that the Compensation Committee approve individual retention awards, in the form of restricted stock units or cash, for certain executives. The retention restricted stock unit (RRSU) grants typically vest at the end of five years, and the cash awards have a clawback (i.e., repayment clause) if an executive leaves IBM before a specified date. These awards make it more difficult for other companies to recruit IBM’s top talent.

Closed Retention Plan. In 1995, IBM created a new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to the end of a full career, typically age 60. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Eleven of the Company’s top 13 executives at the end of 2009, including all of the named executive officers, were with IBM and eligible for the Retention Plan when it was introduced and remain with the Company today. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007, and the Retention Plan will not be replaced by any other plan.

Pension. Prior to 2008, IBM’s senior executives and other IBM employees in the U.S. participated in pension plans. Future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and is determined by the same formulas for executives and non-executives.

Savings. IBM’s senior executives are eligible to participate in the Company’s savings plans just like any other IBM employee. Company contributions to the defined contribution plans comprise a significant portion of the “All Other Compensation” found in the Summary Compensation Table for the CEO and other senior executives. The money that U.S. executives save through the IBM 401 (k) Plus Plan (formerly the IBM Savings Plan), as for all U.S. employees, is eligible for a Company match. Prior to January 1, 2008, this match equaled 50% of the first 6% of eligible pay that participants saved through the plan for those hired before January 1, 2005, and 100% of the first 6% saved for those hired after December 31, 2004. As announced in early 2006, effective January 1, 2008, the provisions of the Savings Plan were changed, and it was renamed the 401(k) Plus Plan, becoming the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions. Under the provisions of the plan, IBM matches a participant’s own contributions dollar-for-dollar up to 6% of eligible pay for those hired before January 1, 2005, and up to 5% for those hired on or after that date. In addition, IBM makes automatic contributions to a participant’s 401(k) Plus account — equal to 1%, 2% or 4% of a participant’s eligible pay — depending on the participant’s pension plan eligibility on December 31, 2007. Further, through June 30, 2009, IBM contributed transition credits to eligible participants’ 401(k) Plus Plan accounts. The amount of the transition credits was based on a participant’s age and service as of June 30, 1999. Matching contributions and automatic contributions are made once a participant has completed one year of service.

In the U.S., the Department of Labor and Internal Revenue Service also permit individuals who exceed certain income thresholds to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, to retain the cash for operating purposes. In simple terms, this deferred compensation is money earned in the past but not yet paid out. Amounts deferred into the IBM Excess 401(k) Plus Plan are recordkeeping (notional) accounts and are not held in trust for the participants. Participants in IBM’s non-qualified plan, the Excess 401(k) Plus Plan may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Participants in the Excess 401(k) Plus Plan are also eligible to receive Company match and automatic contributions on eligible pay deferred into the Excess 401(k) Plus Plan and on money earned in excess of the Internal Revenue Code pay limit once they have completed one year of service. Through June 30, 2009, eligible participants also received transition credits. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. For executives with long and successful careers at IBM, the deferrals can accumulate to sizeable amounts over time.

The value of Chairman and CEO Palmisano’s account, made up of money he earned during the past 14 years that the program has been available, was worth approximately $49 million at the end of 2009. Before he was named Chairman and CEO in January 2003, Mr. Palmisano had invested approximately $8 million of his compensation in the account. Mr. Palmisano could have chosen not to defer, taken these funds from IBM and put them in other investment vehicles. Had he done so, these numbers would not be disclosed here.

The table below shows the deferral elections and accumulated balances that are owed to the Chairman and CEO from his prior years’ earned compensation. Like all participants, Mr. Palmisano’s savings are subject to investment returns. As a result, the value of these account balances will change over time depending on market performance. When Mr. Palmisano retires, the value of his deferrals under the Excess 401(k) Plus Plan will be paid to him in five equal installments over five years.

History of Chairman and CEO Palmisano’s Deferred Compensation (Nonqualified) Since 1999

	Executive	IBM	Year End
Year	Deferrals	Contributions	Balance
1999	$299,500	$41,250	$1,512,020
2000	1,280,125	45,088	2,525,162
2001	1,311,185	68,400	4,782,542
2002	5,021,815	130,600	8,796,332
2003	2,272,900	178,700	12,979,815
2004	6,020,881	208,600	20,935,482
2005	5,000,050	202,050	23,993,254
2006	5,729,377	205,350	34,942,721
2007	750,000	150,000	39,274,203
2008	94,200	389,000	30,677,476
2009	3,355,300	705,500	48,875,578

HOW COMPENSATION DECISIONS ARE MADE

At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior leaders, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including Chairman and CEO Palmisano and the other senior leaders, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. Chairman and CEO Palmisano’s commitments are reviewed directly by the Board of Directors. As part of this review and approval process, many factors are considered, including an understanding of the business risks associated with the commitments.

2. Determining Senior Vice Presidents (SVPs) Compensation

Evaluation of Results by the Chairman and CEO

Throughout the year, employees assess their progress against their PBCs. At year end, employees at all levels, including executives, work with their managers to evaluate their own results — not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and Chairman and CEO Palmisano, who evaluate the information, along with the following:

•                  Comparisons to market compensation levels for cash compensation and total direct compensation;

•                  Potential for future roles within IBM; and

•                  Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, Mr. Palmisano makes compensation recommendations to the Compensation Committee based on his evaluation of each senior manager’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the members of his team.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

3. Determining Chairman and CEO Compensation—Research, Recommendations and Review

IBM’s SVP HR works directly with the chair of the Compensation Committee to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. This framework includes the Chairman and CEO’s evaluation of how well he believes he performed against his commitments in the year, with an assessment of his performance against the Company’s stated strategic objectives. In addition to the above, the Committee also reviews an analysis of IBM’s total performance over a multi-year period and a competitive benchmark analysis provided by the Committee’s outside consultant, Semler Brossy.

The Compensation Committee separately reviews all relevant information and arrives at its recommendation for the Chairman and CEO’s total compensation. In this work, they are assisted by the Compensation Committee’s outside consultant.

The final pay recommendation for the Chairman and CEO is presented to the independent directors on IBM’s Board for further review, discussion and final approval. This process is followed every year.

4. Ensuring Competitive Pay—Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. The benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, given the battle for talent that exists in our industry and to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

2009 Benchmark Group:

Altria Group	Ford	PepsiCo
Apple	General Electric	Pfizer
AT&T	General Motors	Procter & Gamble
Bank of America	Hewlett-Packard	Sprint
Boeing	Honeywell	Sun Microsystems
Chevron	Intel	Texas Instruments
Cisco Systems	Johnson & Johnson	United Technologies
Citigroup	Lenovo	Verizon
Dell	Lockheed Martin	Walt Disney
Dow Chemical	Microsoft	Wells Fargo
DuPont	Motorola	Xerox
EDS

As a result of industry consolidation and the impact of the economic crisis, the Compensation Committee re-examined the benchmark group for 2010. The Compensation Committee reviewed the selection criteria for the benchmark group and determined that companies from the survey participants that meet the following criteria should be included in the 2010 benchmark group:

•                  All companies in the technology industry with revenue that exceeds $15B, plus

•                  Up to two (depending on availability of data) companies per other industry, with revenue that exceeds $40B and that have a global complexity similar to IBM.

This group does not include companies that have participated in the U.S. Government’s Troubled Asset Relief Program (TARP).

2010 Benchmark Group:

Accenture	Dell	Microsoft
Archer Daniels Midland	Dow Chemical	Motorola
Apple	EMC	PepsiCo
AT&T	Ford	Pfizer
Boeing	General Electric	Procter & Gamble
Bunge	Google	Time Warner
Caterpillar	Hewlett-Packard	United Technologies
Chevron	Intel	UPS
Cisco Systems	Johnson & Johnson	Verizon
ConocoPhillips	Lockheed Martin	Xerox

The data from this survey and related sources form the primary external view of the market, and the Company’s philosophy is to generally target the median of the market for cash and total compensation for IBM job roles compared to jobs of similar size and complexity at companies within our benchmark group. For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential and individual performance relative to other executives. For the Company’s senior level executives, the Compensation Committee also takes into account long-term retention objectives, recognizing that their skills and experience are highly sought after by other companies and, in particular, by the Company’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the median of the total benchmark group.

5. Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained Semler Brossy since July 2009 as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy does not perform any other work for the Company, reports directly to the Compensation Committee Chairman, and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Semler Brossy for the Committee is documented in a formal scope of work and contract which is executed by the consultant and the Committee.

The Committee engaged a Managing Director of Towers Perrin as its outside compensation consultant through July 2009. The work performed by the Managing Director was similar to the responsibilities described above for Semler Brossy. The fees paid to Towers Perrin for services provided to the Committee totaled $101,175 during 2009, and the Managing Director did not perform any other consulting work for the Company. Towers Perrin also provided other services to IBM during this period. The decision to engage Towers Perrin for these other services was made by management and was reviewed by the Compensation Committee. Towers Perrin is one of the few human resource consulting companies with global capabilities, and the Company’s engagements with Towers Perrin primarily involve advice outside the U.S. in a select number of countries where their capabilities lead others in these marketplaces with respect to local benefit issues such as pension design. The fees paid to Towers Perrin and its affiliates for services provided to IBM from January 2009 through July 2009 totaled $2,436,349. The Committee assessed the nature and significance of the Company’s other engagements with Towers Perrin during the period in which Towers Perrin also provided consulting services to the Committee. Based on the assessment, the Committee determined that the consultant was free of any relationships that would impair professional judgment and advice to the Compensation Committee.

CHAIRMAN AND CEO COMPENSATION DECISIONS FOR 2009 AND 2010

The Compensation Committee made decisions for the Chairman and CEO’s 2009 and 2010 compensation following the process and using the pay components that were previously described. The Compensation Committee noted the following as key points regarding the Chairman and CEO’s performance against his Personal Business Commitments for 2009:

•                  Achieved very strong financial performance including record profit, cash flow and earnings per share (EPS), out-performing the market and our industry in a challenging economic environment

•                  Accelerated the achievement of our long-term financial roadmap delivering $10 per share a year early

•                  Returned significant value to shareholders including increasing dividends from $2.6 billion in 2008 to $2.9 billion in 2009

•                  Continued IBM’s leadership position as the premier globally integrated enterprise

•                  Capitalized on our growth market strategy during a time period where major markets were in a recession

•                  Established the Smarter Planet strategy and delivered solutions that allow companies, industries and cities to innovate and work better enabled by smarter technologies and systems

•                  Developed robust offerings to drive client value in use of cloud and next generation data center technology

•                  Increased IBM’s leading market position in middleware and maintained leading market position in services and servers

•                  Generated highest services pre-tax profit dollars and margin ever, driven in part by global delivery, quality, and productivity

•                  Established the Business Analytics and Process Optimization unit to integrate the Cognos and SPSS acquisitions with offerings targeted toward line-of-business buyers

•                  Continued leadership in technology and innovation, earning more U.S. patents than any other company for the 17th consecutive year

•                  Invested in workforce and leadership programs for employees worldwide to motivate high performance and drive business objectives

The Committee considered these results and recommended that Mr. Palmisano receive $4,750,000 in annual incentive for his 2009 performance.

The Committee worked with its outside consultant, Semler Brossy, to review Mr. Palmisano’s base salary, annual incentive target and long-term incentive award value using a framework based on the 2010 benchmark groups described earlier in the section “Ensuring Competitive Pay — Approach to Benchmarking”, Company performance and Mr. Palmisano’s personal performance. Based on this review, the Committee recommended that Mr. Palmisano’s base salary and target annual incentive for 2010 remain at $1,800,000 and $5,000,000, respectively.

The Committee recommended a 2010 long-term incentive award comprised entirely of 2010-2012 Performance Share Units valued at $14,000,000. The 2009 award was valued at $12,000,000. The 2010 grant will be made on June 8, 2010. The Committee chose the long-term incentive value to improve Mr. Palmisano’s position relative to competitive benchmarks and to signal the Committee’s desire for him to continue his focus on taking the steps necessary to position the Company for long-term success.

The Committee’s recommendations were approved by the independent directors on IBM’s Board.

SVP COMPENSATION DECISIONS FOR 2009 AND 2010

The Compensation Committee also made decisions for each of the executive officers following the process and using a mix of the components that were previously described. The Compensation Committee noted the following as key points for each of the other named executive officers:

Mark Loughridge, Senior Vice President and Chief Financial Officer

•                  Exceeded net income and earnings per share (EPS) objectives

•                  Exceeded cash flow objectives in a difficult global economic environment

•                  Managed IBM’s portfolio, including six new acquisitions

•                  Created Financial Risk Management role and a Financial Risk Assessment function to coordinate the identification and management of enterprise-wide financial risk

•                  Achieved 2010 EPS roadmap set in May 2007 one year early

Following IBM’s practice, the Compensation Committee approved Mr. Loughridge’s compensation, which was ratified by the independent directors on IBM’s Board.

Steven A. Mills, Senior Vice President, Software Group

•                  Grew Software Group Middleware share while also growing pre-tax income double digits

•                  Created the Business Analytics and Process Optimization (BA&PO) unit which is focused on offerings targeted toward industry solutions

•                  Continued custom integration plans for new acquisitions in 2009 and accelerated the full integration of Telelogic and Cognos

•                  Realigned the sales force, changing the focus to new markets and enabling market share growth

Michael E. Daniels, Senior Vice President, Global Technology Services

•                  Held market share while growing signings year to year and pre-tax income double digits

•                  Implemented global delivery framework in all geographies leading to enhanced service delivery

•                  Attained highest levels ever of services delivery quality as measured by contract health, service level agreement performance, and referenceability

•                  Capitalized on announced cloud strategy through the introduction of 15 new offerings to meet market demand

Virginia M. Rometty, Senior Vice President, Global Sales and Distribution

•                  Held market share while growing signings; Yielded an eight point differential between growth and major markets revenue growth

•                  Developed integrated industry-based IBM Smarter Planet solutions to deliver innovation and value to our clients

•                  Drove the strategic transformation priorities with our sales forces to respond to the challenging market conditions

•                  Transformed operational processes to enable speed of execution

•                  Developed new strategic business partnerships to drive incremental value for our clients

Based on these results and following the process outlined above, the Compensation Committee approved the following 2009 annual incentive payouts for these named executive officers:

Name	2009 Annual Incentive Payouts
M. Loughridge	$975,000
S.A. Mills	846,000
M.E. Daniels	792,000
V.M. Rometty	680,000

For 2010, the Committee also approved the following compensation elements: base salary, target annual incentive and Performance Share Unit grants under the Long-Term Performance Plan. There has been no change to the salary rate or annual incentive target since 2008.

	2010 Cash		2010 Long-Term Incentive Awards
Name	Salary Rate	Annual Incentive Target	Performance Share Units(1)
M. Loughridge	$720,000	$975,000	$3,750,000
S.A. Mills	695,000	940,000	3,250,000
M.E. Daniels	665,000	900,000	3,750,000
V.M. Rometty	630,000	850,000	3,750,000

(1)          Performance share units (PSUs) will be granted on June 8, 2010 to the named executive officers, including the CEO. The actual number of PSUs granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2010. The PSUs will vest on December 31, 2012 and be paid out in February 2013.

SENIOR LEADERS — PERSONAL STAKE IN IBM’S FUTURE THROUGH STOCK OWNERSHIP REQUIREMENTS

Investors want the leaders of their companies to act like owners. That alignment, we have found, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for approximately 60 of the Company’s senior leaders, including the Chairman and CEO. The following table illustrates which equity holdings count towards stock ownership requirements:

Included

•                  IBM shares owned personally or by members of the immediate family sharing the same household

•                  Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

•                  Shares of IBM stock deferred under the Excess 401(k) Plus Plan

Not Included

•                  Unvested equity awards, including PSUs, RSUs and RRSUs

•                  Unexercised stock options

The Chairman and CEO and SVPs are all required to own IBM stock or equivalents worth three times their individual target cash compensation (their base salary plus the incentive payment they would earn if they achieved their performance targets) within five years of hire or promotion. As a group, the Chairman and CEO and SVPs owned 1.37 million shares or equivalents valued at over $179 million as of December 31, 2009. Approximately 40 other senior leaders are required to hold IBM stock or equivalents worth one time their target cash compensation within five years of hire or promotion.

The senior leaders who have been in place for at least five years have met or exceeded their personal IBM ownership requirements. In fact, this group currently holds, on average, more than three times IBM stock or equivalents above what the Company requires.

IBM MEETING MARKET STANDARDS FOR EXECUTIVE COMPENSATION

We recognize that the issue of executive pay is critical to stockholders and to members of the public whose hopes for the future rest substantially on trust in the conduct of those who lead our corporations. Simply put, those who profit disproportionately to the value they create for stockholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to preserve that faith. We know that striking a balance between stockholders’ concepts of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can be best understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our stockholders deserve no less. We welcome this discussion.

SECTION 2: ADDITIONAL INFORMATION

Compensation Program as it Relates to Risk

IBM management, the Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. Specifically, this review includes the annual cash incentive program that covers 80% of IBM executives and the LTIP that covers all executives. This year the review was expanded to include the incentive plans that cover the remaining 20% of IBM’s executives. These plans are designed to drive financial results at specific client accounts or groups of client accounts. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

•                  Our programs appropriately balance short- and long-term incentives, with approximately 70% of total target compensation for the senior executive team provided in equity and focused on long-term performance.

•                  Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•                  Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•                  Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business, and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

•                  As explained in the “2009 Potential Payments upon Termination Narrative,” we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of the Company continue to be the focus even as these executives approach retirement.

•                  Our share ownership guidelines require that our senior executives hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•                  IBM has a policy for “clawback” of cash incentive payments in the event that an officer’s conduct leads to a restatement of the Company’s financial results. Likewise, the Company’s equity plan has a “clawback” provision which states that awards may be cancelled and certain gains repaid if an executive engages in detrimental activity. To further reinforce our commitment to ethical conduct, IBM expanded the clawback provisions by amending the Excess 401(k) Plus Plan to allow the clawback of Company contributions made after March 2010.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance, and is an example of the strong pay practice emphasized by expert commentators on this topic.

Elements of Compensation Programs and Linkage to Objectives

To supplement the discussion in Section 1 and as required by the SEC, the following is a description of the Company’s compensation elements and the objectives they are designed to support. As noted in Section 1: Executive Compensation Summary, IBM’s compensation practices are designed to meet five key objectives.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
CURRENT YEAR PERFORMANCE

Salary All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders Motivate high business performance

Annual lncentive All executives, including NEOs

Combined with salary, the target level of annual incentive provides a market-competitive total cash opportunity.

Actual annual incentive payout depends on individual and Company performance.

Lowest performers receive no incentive payment.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
LONG-TERM INCENTIVE PLAN

Performance Share Units (PSUs)	Equity grant value based on individual performance and retention objectives for each executive.	Align executive and stockholder interests

Approximately 440 executives based on job scope including NEOs	Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.	Attract and retain highly qualified leaders Motivate high business performance
Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against earnings per share and cash flow targets.
Encourages sustained, long-term growth by linking portion of compensation to the long-term Company performance.
Paid in IBM shares upon completion of three-year performance period, linking the compensation value further to the long-term performance of IBM.

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
LONG-TERM INCENTIVE PLAN (CONTINUED )

Chairman’s Performance Uplift	Equity award decided annually by the Chairman and delivered to selected individuals in PSUs.	Motivate high business performance

Select members of the I&VT (excluding Chairman and CEO and SVPs)	Selective recognition of those members of the Integration & Values Team (I&VT) who have demonstrated extraordinary results in driving growth through integration and demonstrating the IBM values.	Vary compensation based on individual and team performance

Receiving an uplift award one year does not guarantee awards in following years.

Annual Stock-Based Grant	Annual equity grants may be made in the form of restricted stock units (RSUs) or options, or some combination.	Align executive and stockholder interests

All executives

The amount of an annual grant is dependent on the level of the executive and individual performance with lowest performers receiving no grant.

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1 to 4 year period.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
RETENTION, PENSION & SAVINGS

Retention Stock-Based Grant & Cash Awards Select executives determined each year, including some NEOs

Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants with a vesting provision or cash payments with a clawback to selected executives.

Align executive and stockholder interests Retain highly qualified leaders

Pension and Savings Plans All executives, including NEOs	Like all IBM employees, executives participate in the local pension plans and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders

Other Executive Retention Programs Selected executives, including NEOs and some other executive officers

Separate plans established more than 10 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under the retention plan stopped in the U.S. on December 31, 2007.

Attract and retain highly qualified leaders

Excess 401(k) Plus Plan U.S. employees with compensation expected to exceed applicable IRS limits, including NEOs

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide employees with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Prior to January 1, 2008, cash and equity could be deferred under the plan. Effective January 1, 2008, equity deferral elections can no longer be made under the plan.

Align executive and stockholder interests Attract and retain highly qualified leaders

SETTING PERFORMANCE TARGETS FOR INCENTIVE COMPENSATION

Compensation of our senior executive team is highly linked with Company performance against four key metrics, consistent with our overall financial model:

1. Revenue Growth

2. Net Income

3. EPS

4. Cash Flow

These metrics and their weightings align with IBM’s financial model and are designed to appropriately balance both short-and long-term objectives. Targets are set for both the annual and long-term incentive programs at aggressive levels each year to motivate a high degree of business performance with emphasis on longer term financial objectives. These targets, individually or together, are designed to be challenging to attain and are set within the parameters of our long-term financial model with profit expansion and growth objectives aligned with our roadmap to 2010. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk.

Apart from the linkage to its long-term financial model, IBM is not disclosing specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the Chairman and CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

Our financial model is well communicated to investors, and our performance targets are based on this model. We also describe the performance relative to the pre-set objectives in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

ANNUAL INCENTIVE PROGRAM

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Actual funding levels can vary from 0% to 200% of target, depending on performance against objectives. At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2009 and 2010 are listed below.

2009 and 2010
Weighting in
Financial Metric	Overall Score
Net Income	60%
Revenue Growth	20%
Cash Flow	20%

Overall funding for the Annual Incentive Program, which covers approximately 4,800 executives, is based on the performance results against these targets and may be adjusted for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In 2009, no adjustments for extraordinary events were made. In addition, the Chairman and CEO can recommend an adjustment (up and down) to the overall funding of the program based on factors beyond IBM’s financial performance such as client satisfaction, market share growth and workforce development, among others. For 2009, the Compensation Committee approved a positive adjustment to the program funding in light of the efforts of the entire executive population to deliver strong results in client satisfaction, market share and workforce development in a very challenging economic environment. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times target (payouts at that level are rare and only possible when IBM’s performance has also been exceptional).

PERFORMANCE SHARE UNIT PROGRAM

EPS and cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our share buyback program has on EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2009 and 2010
Weighting in
Financial Metric	Overall Score
Earnings Per Share (EPS)	80%
Cash Flow	20%

Adjustments can be made for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee — for example, large divestitures. In 2009, no adjustments were made.

The final score, which is approved by the Compensation Committee, adjusts the planned value of the actual Performance Share Unit award from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

EQUITY AWARD PRACTICES

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. All equity awards for senior management are approved by the Compensation Committee. All equity awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before the grant date, which is typically the date of the promotion or hire.

ETHICAL CONDUCT

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.

The Company’s equity plans and agreements have a “clawback” provision — awards may be cancelled and certain gains repaid if an executive engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information, or performing services for a competitor. Annual cash incentive payments are also conditioned on compliance with these Guidelines. To further reinforce our commitment to ethical conduct, IBM expanded the clawback provisions by amending the Excess 401(k) Plus Plan to allow the clawback of Company contributions made after March 2010.

In addition, approximately 1,700 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented a policy for the “clawback” of cash incentive payments in the event an officer’s conduct leads to a restatement of the Company’s financial results as follows:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

HEDGING PRACTICES

The Company does not allow any member of the I&VT, including any named executive officer, to enter into any derivative transaction on IBM stock, including any short-sale, forward, option, collar, etc.

TAX CONSIDERATIONS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest-paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by senior executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the section 162(m) limit. In 1999, the Company’s stockholders approved the terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based. In 2009, as required by the Internal Revenue Code, the stockholders again approved the terms under which long-term performance incentive awards should qualify as performance-based. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under section 162(m), which may be appropriate to retain and motivate key executives.

2009 Summary Compensation Table Narrative

SALARY (COLUMN (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2009.

•                  IBM reviews salaries for each named executive officer annually during a common review cycle. In 2009, there were no salary increases for the named executive officers nor for any IBM executives. The amounts shown in the salary column for 2008 are comprised of the 2007 salary rate paid through May 31, 2008 and the 2008 salary rate paid beginning on June 1, 2008.

•                  See Section 1 of the 2009 Compensation Discussion and Analysis for an explanation of the amount of salary and other compensation elements in proportion to total compensation.

BONUS (COLUMN (d))

Amounts in this column do not include payments under the IBM Annual Incentive Plan, which are included under column (g) (Non-Equity Incentive Plan Compensation). Amounts shown in the Bonus column for 2007 and 2008 represent payouts of the Team Incentive.

Team Incentive

GENERAL TERMS

The Team Incentive was instituted in 2002 to reward teamwork by the Company’s most senior leaders. Given the team’s achievement and recognition that integration is part of the management culture, the Team Incentive was discontinued beginning in 2009.

STOCK AWARDS TOTAL (COLUMN (e))

Amounts shown in the Stock Awards Total column are comprised of three different types of awards (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units), presented separately to enhance understanding. The amounts are the aggregate grant date fair values of awards granted in the fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture for Performance Share Units as per SEC regulations). For Performance Share Units, the value shown is calculated at the Target number, as described below.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2009 Summary Compensation Table and in the 2009 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

GENERAL TERMS

•                  One PSU is equivalent in value to one share of IBM common stock.

•                  Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

•                  Performance targets for cumulative three-year attainment in earnings per share and cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

•                  At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

•                  The performance period for the awards made in 2009 is January 1, 2009 through December 31, 2011.

•                  There are no dividends or dividend equivalents paid on PSUs.

VESTING AND PAYOUT CALCULATIONS

•                  PSU awards granted in 2009 will be adjusted for performance (as described below), will vest on December 31, 2011 and will be paid in IBM common stock on February 1, 2012.

•                  Outstanding PSUs typically are canceled if the executive’s employment is terminated. See 2009 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain separations.

•                  Payout of PSUs is determined by separately assessing performance against each of the pre-established targets. Payout will not be made for performance below the thresholds, as described below.

•                  For PSUs that were paid out on or before February 1, 2008, the executive could have elected, at least six months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan (formerly the IBM Executive Deferred Compensation Plan). For PSUs that pay out after February 1, 2008, deferrals are not permitted.

•                  See Section 2 of the Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

•                  The Threshold number of PSUs (listed in column (f) of the 2009 Grants of Plan-Based Awards Table) is 25% of the Target number.

•                  The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (earnings per share and cash flow).

•                  If only the cumulative earnings-per-share target is met at the Threshold level (and the cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

•                  If only the cumulative cash flow target is met at the Threshold level (and the earnings-per-share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Target Number:

The Target number of PSUs (listed in column (g) of the 2009 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•                  The Maximum number of PSUs (listed in column (h) of the 2009 Grants of Plan-Based Awards Table) is 150% of the Target number.

•                  The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

The following describes the material terms and conditions of RSUs as reported in the column titled Restricted Stock Units (column (e)) in the 2009 Summary Compensation Table and in the 2009 Outstanding Equity Awards at Fiscal Year-End Table.

GENERAL TERMS

•                  One RSU is equivalent in value to one share of IBM common stock. RSUs are generally paid out in IBM common stock at vesting.

•                  Dividend equivalents are paid on RSUs granted before January 1, 2008 at the same rate and at the same time as the dividends paid to IBM stockholders. The amounts of such dividend equivalents were factored into the grant date fair values of 2007 RSU grants shown in the 2009 Summary Compensation Table.

VESTING AND PAYOUT

•                  Vesting periods for RSUs typically range from one to four years.

•                  Payout at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date.

•                  See 2009 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain separations.

•                  Executives have not been allowed to defer payment of RSUs.

•                  From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Retention Restricted Stock Units (RRSUs)

The following describes the material terms and conditions of RRSUs as reported in the column titled Retention Restricted Stock Units (column (e)) in the 2009 Summary Compensation Table and in the 2009 Outstanding Equity Awards at Fiscal Year-End Table.

TERMS, VESTING AND PAYOUT

•                  RRSUs have the same general terms as RSUs. These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•                  Vesting periods for RRSUs typically range from two to five years and can be as long as ten years.

•                  Payout is contingent on the recipient remaining employed by IBM until the end of each vesting period.

•                  For RRSUs granted on or before December 31, 2007, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan. For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

OPTION AWARDS (COLUMN (f))

Amounts shown in the Option Awards Total column are the aggregate grant date fair values of option awards granted in the fiscal year shown, computed in accordance with accounting guidance. All these options were market priced options, as described below.

GENERAL TERMS

•                  In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant. Except for premium priced options described below, the exercise price of stock options granted to the named executive officers is equal to the average high and low of IBM common stock on the NYSE on the date of grant.

•                  Options generally vest in four equal increments on the first four anniversaries of the grant date.

•                  Options generally expire ten years after the date of grant.

•                  The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market priced options:

•                  From 2005 to 2007, market priced options were awarded to named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5, 10, or 15% of their annual incentive plan payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

•                  The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•                  These options vest 100% three years after the date of grant.

Premium priced options:

•                  The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•                  These options vest in four equal increments on the first four anniversaries of the grant date.

•                  There were no premium priced options granted to the named executive officers in the years shown in the 2009 Summary Compensation Table. Outstanding premium priced options granted in previous years to the named executive officers are included in the 2009 Outstanding Equity Awards at Fiscal Year-End Table.

NON-EQUITY INCENTIVE PLAN COMPENSATION (COLUMN (g))

Amounts in this column represent payments under IBM’s Annual Incentive Plan (AIP).

GENERAL TERMS

•                  All executive officers, including the Chairman and CEO, participate in this plan. The performance period is the fiscal year (January 1 through December 31, 2009).

•                  Performance goals are set annually in the beginning of the year and generally encompass corporate-wide goals and business unit goals.

•                  See Section 2 of the Compensation Discussion and Analysis for information on performance targets for AIP.

PAYOUT RANGE

•                  The Chairman and CEO had a target of $5,000,000 for 2009.

•                  Each named executive officer other than the Chairman and CEO had a target of approximately 135% of salary rate for 2009. See column (d) of the 2009 Grants of Plan-Based Awards Table for the Target payout.

•                  Threshold payout for each named executive officer is $0 (see column (c) of the 2009 Grants of Plan-Based Awards Table).

•                  Maximum payout for each named executive officer is three times the Target (see column (e) of the 2009 Grants of Plan-Based Awards Table).

VESTING AND PAYOUT

•                  In addition to performance against corporate-wide and business unit goals, individual performance against goals set at the beginning of the year determine payout amount.

•                  An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•                  AIP payouts earned between January 1, 2009 and December 31, 2009 will be paid on or before March 15, 2010.

CHANGE IN RETENTION PLAN VALUE (COLUMN (h))

•                  Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2008 to December 31, 2009 for each named executive officer.

•                  See 2009 Retention Plan Narrative for a description of the Retention Plan.

CHANGE IN PENSION VALUE (COLUMN (h))

•                  Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2008 to December 31, 2009 for each named executive officer.

•                  See 2009 Pension Benefits Narrative for a description of the IBM Pension Plans.

NONQUALIFIED DEFERRED COMPENSATION EARNINGS (COLUMN (h))

•                  IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•                  See 2009 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers may participate.

ALL OTHER COMPENSATION (COLUMN (i))

Amounts in this column represent the following as applicable:

TAX REIMBURSEMENTS

•                  Amounts represent payments that the Company has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•                  These expenses are: family travel to and attendance at Company-related events; and for the Chairman and CEO, commutation in Company-leased cars (see Personal Use of Company Autos below).

COMPANY CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS

•                  Amounts represent Company matching and automatic contributions to the individual accounts for each named executive officer.

•                  Under IBM’s 401(k) Plus Plan, for those participants who were hired before January 1, 2005, which includes all the named executive officers, and who defer contributions into the plan, the Company match is equal to 6% of a participant’s eligible compensation. For those participants who were hired on or after January 1, 2005, the Company matches up to 5% of a participant’s eligible compensation. In addition, for those participants hired before January 1, 2005, the Company makes an automatic contribution to eligible participants in an amount equal to 2-4% of a participant’s eligible compensation. For those participants hired on or after January 1, 2005, the automatic contribution is equal to 1% of eligible compensation.

•                  Under IBM’s Excess 401(k) Plus Plan, for employees hired before January 1, 2005, which includes all of the named executive officers, the Company match is equal to (i) 6% of compensation that a participant defers before reaching the IRS pay limit and (ii) 6% of the participant’s eligible pay after reaching the IRS pay limit. For participants hired on or after January 1, 2005, the match is equal to (i) 5% of compensation that the participant defers before reaching the IRS pay limit and (ii) 5% of the participant’s eligible pay after reaching the IRS pay limit. In addition, for those participants hired before January 1, 2005, the Company makes an automatic contribution to eligible participants in an amount equal to 2-4% of (i) compensation that the participant defers and (ii) compensation in excess of the IRS compensation limit for such year. For participants hired on or after January 1, 2005, the automatic contribution is 1% of (i) the compensation that the participant defers and (ii) compensation in excess of the IRS compensation limit for such year.

•                  See 2009 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans in which the named executive officers may participate.

LIFE INSURANCE PREMIUMS

•                  Amounts represent life insurance premiums paid by the Company on behalf of the named executive officers.

•                  These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•                  Life insurance for employees and executives hired before January 1, 2004, which includes all named executive officers, is two times salary plus annual incentive plan payout, with a maximum coverage amount of $2,000,000.

•                  In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all employees and executives is five times salary plus annual incentive with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2009.

PERSONAL FINANCIAL PLANNING

In 2009, IBM offered financial planning services with coverage generally up to $14,000 annually for senior U.S. executives, including each named executive officer.

PERSONAL TRAVEL ON COMPANY AIRCRAFT

General Information

•                  Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•                  IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft; the aggregate incremental cost for his personal travel is included in column (i) of the 2009 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by his family or other non-IBM employees on both business and non-business occasions.

•                  Additionally, personal travel on IBM aircraft by named executive officers other than the Chairman and CEO, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•                  Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•                  Travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•                  The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•                  The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•                  The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•                  The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

PERSONAL USE OF COMPANY AUTOS

General Information

•                  IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM.

•                  In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver for non-business occasions, and his family may use a Company-leased car on non-business occasions or when accompanying him on business occasions.

•                  Family members and other non-IBM employees may accompany named executive officers other than the Chairman and CEO in a Company-leased car on business occasions.

•                  Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•                  The incremental cost for the car and driver for commutation and non-business events is calculated by multiplying the variable rate by the number of trips.

•                  The variable rate includes drivers’ salary and overtime payments, fuel, maintenance, tolls, parking, and drivers’ meals.

PERSONAL SECURITY

General Information

•                  Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for his family on certain non-business occasions or when accompanying him on business occasions.

•                  Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•                  In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and any specified named executive officers.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•                  The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the costs of these items.

ANNUAL EXECUTIVE PHYSICAL

•                  IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•                  Amounts represent payments by IBM for any specified named executive officers under this program.

FAMILY TRAVEL AND ATTENDANCE AT COMPANY-RELATED EVENTS

•                  Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or board members attended by the named executive officers and their family members.

•                  Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

OTHER PERSONAL EXPENSES

•                  Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under the Company’s corporate wellness program.

•                  Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•                  Amounts also include ground transportation expenses, home office equipment and administrative charges incurred by executives.

2009 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Perform- ance Share Units (1) ($) (e)	Restricted Stock Units (2) ($) (e)	Retention Stock Units (2) ($) (e)	Stock Awards Total (3) ($) (e)	Option Awards Total (4) ($) (f)	Non- Equity Incentive Plan Incentive Compen- sation ($) (g)	Change in Retention Plan Value (5) ($) (h)	Change in Pension Value (6) ($) (h)	Non- qualified Compen- sation Earnings (7) ($) (h)	All Other Compen- sation (8) (9) ($) (i)	Total (10) ($) (j)
S.J. Palmisano	2009	$1,800,000	$0	$13,517,401	$0	$0	$13,517,401	$0	$4,750,000	$1,241,929	$1,912,577	$0	$1,091,888	$24,313,795
Chairman, President and CEO	2008	1,800,000	0	12,220,311	0	0	12,220,311	0	5,500,000	1,546,898	2,452,766	0	992,175	24,512,150
	2007	1,800,000	0	7,574,818	3,246,321	0	10,821,139	1,498,550	5,800,000	817,195	2,438,194	0	624,317	23,799,395
M. Loughridge	2009	720,000	0	3,942,567	0	0	3,942,567	0	975,000	190,534	381,037	0	252,835	6,461,973
Senior VP and CFO	2008	707,500	250,000	2,721,885	1,166,590	1,235,691	5,124,166	0	1,072,500	238,684	490,188	0	234,403	8,117,441
	2007	685,834	220,000	2,575,448	1,103,764	0	3,679,212	223,790	1,168,750	618,103	822,494	0	91,114	7,509,297
S.A. Mills	2009	695,000	0	3,379,401	0	0	3,379,401	0	846,000	237,285	408,510	0	191,746	5,757,942
Senior VP, Software Group	2008	684,584	250,000	2,333,061	999,934	0	3,332,995	0	921,200	295,617	523,952	0	187,281	6,195,629
	2007	657,501	220,000	2,272,497	973,927	0	3,246,424	319,211	850,700	347,596	781,878	0	63,901	6,487,211
M.E. Daniels	2009	665,000	0	3,379,401	0	0	3,379,401	0	792,000	139,749	268,067	0	216,308	5,460,525
Senior VP, Global Technology Services	2008	652,500	250,000	2,333,061	999,934	0	3,332,995	0	1,035,000	175,310	345,112	0	196,673	5,987,590
	2007	620,417	220,000	1,969,442	844,091	3,736,364	6,549,897	0	1,066,400	541,037	748,545	0	24,594	9,770,890
V.M. Rometty(11)	2009	630,000	0	3,379,401	0	0	3,379,401	0	680,000	71,088	217,817	0	201,425	5,179,731
Senior VP, Global Sales & Distribution	2008	617,500	250,000	2,333,061	999,934	0	3,332,995	0	892,500	84,934	265,533	0	217,185	5,660,647

(1)          The amounts in this column reflect the aggregate grant date fair values of Performance Share Unit (PSU) awards at the Target number (described in the 2009 Summary Compensation Table Narrative), calculated in accordance with accounting guidance. At the Maximum number, these values for Mr. Palmisano would be: 2009: $20,276,101; 2008: $18,330,467; 2007: $11,362,227; for Mr. Loughridge: 2009: $5,913,850; 2008: $4,082,828; 2007: $3,863,173; for Mr. Mills: 2009: $5,069,101; 2008: $3,499,592; 2007: $3,408,745; for Mr. Daniels: 2009: $5,069,101; 2008: $3,499,592; 2007: $2,954,164; and for Ms. Rometty: 2009: $5,069,101; 2008: $3,499,592.

(2)          The amounts in these columns reflect the aggregate grant date fair values of Restricted Stock Units (RSUs) and Retention Restricted Stock Units (RRSUs), calculated in accordance with accounting guidance. The values for the 2008 RSUs and RRSUs reflect an adjustment for the exclusion of dividend equivalents, and the values for the 2007 RSUs and RRSUs include dividend equivalents.

(3)          The amounts in this column reflect the total of the previous three columns (Performance Share Units, Restricted Stock Units and Retention Restricted Stock Units). For assumptions used in determining the fair value of stock awards, see note T (Stock-Based Compensation) to the Company’s 2009 Consolidated Financial Statements.

(4)          The amounts in this column reflect the aggregate grant date fair values of market priced stock options computed in accordance with accounting guidance. For assumptions used in determining the fair value of stock option awards granted in 2007, see note T (Stock-Based Compensation) to the Company’s 2009 Consolidated Financial Statements.

(5)          Assumptions used to calculate these amounts can be found immediately after the 2009 Retention Plan Table.

(6)          Assumptions used to calculate these amounts can be found immediately after the 2009 Pension Benefits Table.

(7)          IBM does not provide above-market or preferential earnings on deferred compensation.

(8)          Amounts in this column include the following for 2009: for Mr. Palmisano: tax reimbursements of $13,045 and Company contributions to defined contribution plans of $730,000; for Mr. Loughridge: Company contributions to defined contribution plans of $198,194; for Mr. Mills: Company contributions to defined contribution plans of $186,620; for Mr. Daniels: Company contributions to defined contribution plans of $195,000; and for Ms. Rometty: Company contributions to defined contribution plans of $177,250. In accordance with the SEC rules, dividend equivalents paid in each of the years shown above on RSUs and RRSUs are not included in “All Other Compensation” because those amounts were factored into the grant date fair values. RSUs and RRSUs awarded after December 31, 2007 do not receive dividend equivalents.

(9)          Amounts in this column also include the following perquisites for 2009: for Mr. Palmisano: personal financial planning, personal travel on Company aircraft of $320,065, personal use of company autos, personal security, family attendance at Company-related events, and other personal expenses; for Mr. Loughridge: personal financial planning, personal travel on Company aircraft, annual executive physical, family attendance at Company-related events, and other personal expenses; for Mr. Daniels: personal financial planning, family attendance at Company-related events, and other personal expenses; and for Ms. Rometty: personal travel on Company aircraft, annual executive physical, family attendance at Company-related events, and other personal expenses. See 2009 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(10)    The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11)    Ms. Rometty was not a named executive officer in the Company’s 2008 Proxy Statement. Therefore, this table does not provide 2007 data for her.

2009 Grants of Plan-Based Awards Table

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
Name (a)	Type of Award (1)	Grant Date (b)	Compen- sation Committee Approval Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Closing Price on the NYSE on the Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4) (l)
S.J. Palmisano	AIP	N/A	01/27/2009	$0	$5,000,000	$15,000,000	33,334	133,334	200,001	0	0	N/A	N/A	N/A
	PSU	06/08/2009	01/27/2009											$13,517,401
M. Loughridge	AIP	N/A	01/27/2009	0	975,000	2,925,000	9,722	38,889	58,334	0	0	N/A	N/A	N/A
	PSU	06/08/2009	01/27/2009											3,942,567
S.A. Mills	AIP	N/A	01/27/2009	0	940,000	2,820,000	8,334	33,334	50,001	0	0	N/A	N/A	N/A
	PSU	06/08/2009	01/27/2009											3,379,401
M.E. Daniels	AIP	N/A	01/27/2009	0	900,000	2,700,000	8,334	33,334	50,001	0	0	N/A	N/A	N/A
	PSU	06/08/2009	01/27/2009											3,379,401
V.M. Rometty	AIP	N/A	01/27/2009	0	850,000	2,550,000	8,334	33,334	50,001	0	0	N/A	N/A	N/A
	PSU	06/08/2009	01/27/2009											3,379,401

(1)         Type of Award:

AIP = Annual Incentive Plan

PSU = Performance Share Unit

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See 2009 Summary Compensation Table Narrative for additional information on these types of awards.

(2)         AIP amounts will be adjusted based on performance and be paid on or before March 15, 2010.

(3)         PSU awards will be adjusted based on performance and be paid on February 1, 2012.

(4)         The amounts in this column reflect the aggregate grant date fair values of PSU awards calculated in accordance with accounting guidance. The values shown are based on the Target number, as described in the 2009 Summary Compensation Table Narrative.

2009 Outstanding Equity Awards at Fiscal Year-End Narrative

OPTION AWARDS (COLUMNS (b) – (f ))

•                  The Grant Date for each of the outstanding option awards has been included to facilitate understanding of the vesting schedules.

•                  Additionally, a Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•                  IBM has not granted any option awards that are Equity Incentive Plan Awards.

•                  See 2009 Summary Compensation Table Narrative for more details on option awards.

STOCK AWARDS (COLUMNS (g) – (j))

General Information

The Grant Date for each of the outstanding RSU and RRSU awards (column (g)) and PSU awards (column (i)) has been included to facilitate understanding of the vesting schedules.

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs and RRSUs that were outstanding as of December 31, 2009.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSUs and RRSUs disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2009 fiscal year ($130.90).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2009.

Performance Share Units

•                  Amounts in column (i) of the 2009 Outstanding Equity Awards at Fiscal Year-End Table reflect the Maximum number possible for each PSU award.

•                  The maximum payout level is 150% of the Target number, and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•                  The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•                  Payouts in the last nine years have ranged from 54% to 147%.

•                  See Section 2 of 2009 Compensation Discussion and Analysis, as well as 2009 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•                  The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2009 Outstanding PSU Award Payout Levels

Name	Grant Date	Threshold	Target	Maximum
S.J. Palmisano	05/08/2007	18,421	73,685	110,528
	05/08/2008	25,701	102,804	154,206
	06/08/2009	33,334	133,334	200,001
M. Loughridge	05/08/2007	6,263	25,053	37,580
	05/08/2008	5,725	22,898	34,347
	06/08/2009	9,722	38,889	58,334
S.A. Mills	05/08/2007	5,527	22,106	33,159
	05/08/2008	4,907	19,627	29,441
	06/08/2009	8,334	33,334	50,001
M.E. Daniels	05/08/2007	4,790	19,158	28,737
	05/08/2008	4,907	19,627	29,441
	06/08/2009	8,334	33,334	50,001
V.M. Rometty	05/08/2007	4,606	18,422	27,633
	05/08/2008	4,907	19,627	29,441
	06/08/2009	8,334	33,334	50,001

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSUs disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2009 fiscal year ($130.90).

2009 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards								Stock Awards
Name (a)	Grant Date		Number of Securities Underlying Unexercised Options(2) (#) Exercisable (b)	Number of Securities Underlying Unexercised Options(3) (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (4) ($) (e)		Option Expiration Date (f)	Type of Award	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(6) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7) (h)	Type of Award	Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(8) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7) (j)
S.J. Palmisano	09/26/2000		100,000	0	N/A	$120.12		09/25/2010	RSU	05/08/2007	10,527	$1,377,984	PSU	05/08/2007	110,528	$14,468,115
	02/27/2001		90,000	0		104.71		02/26/2011					PSU	05/08/2008	154,206	20,185,565
	02/26/2002		300,000	0		97.59		02/25/2012					PSU	06/08/2009	200,001	26,180,131
	02/24/2004		250,000	0		105.96	(5)	02/23/2014
	03/08/2005		200,000	0		101.33	(5)	03/07/2015
	03/08/2005	(1)	30,325	0		92.12		03/07/2015
	05/08/2006		66,097	22,033		91.04	(5)	05/07/2016
	05/08/2006	(1)	63,628	0		82.76		05/07/2016
	05/08/2007	(1)	0	58,264		102.80		05/07/2017
TOTAL			1,100,050	80,297							10,527	$1,377,984			464,735	$60,833,811

M. Loughridge	02/26/2002		28,462	0	N/A	$97.59		02/25/2012	RRSU	03/07/2006	11,765	$1,540,039	PSU	05/08/2007	37,580	$4,919,222
	02/24/2004		28,232	0		105.96	(5)	02/23/2014	RSU	05/08/2007	3,579	468,491	PSU	05/08/2008	34,347	4,496,022
	07/27/2004		20,000	0		94.47	(5)	07/26/2014	RSU	05/08/2008	6,543	856,479	PSU	06/08/2009	58,334	7,635,921
	03/08/2005		38,734	0		101.33	(5)	03/07/2015	RRSU	10/28/2008	16,667	2,181,710
	03/08/2005	(1)	5,597	0		92.12		03/07/2015
	05/08/2006		20,989	6,997		91.04	(5)	05/07/2016
	05/08/2006	(1)	8,402	0		82.76		05/07/2016
	05/08/2007	(1)	0	8,701		102.80		05/07/2017
TOTAL			150,416	15,698							38,554	$5,046,719			130,261	$17,051,165

S.A. Mills	09/26/2000		25,000	0	N/A	$120.12		09/25/2010	RRSU	12/22/2006	12,346	$1,616,091	PSU	05/08/2007	33,159	$4,340,513
	02/27/2001		50,000	0		104.71		02/26/2011	RSU	05/08/2007	3,158	413,382	PSU	05/08/2008	29,441	3,853,827
	02/26/2002		64,774	0		97.59		02/25/2012	RSU	05/08/2008	5,608	734,087	PSU	06/08/2009	50,001	6,545,131
	02/25/2003		57,189	0		78.13		02/24/2013
	02/24/2004		55,902	0		105.96	(5)	02/23/2014
	03/08/2005		49,647	0		101.33	(5)	03/07/2015
	03/08/2005	(1)	4,523	0		92.12		03/07/2015
	05/08/2006		19,590	6,530		91.04	(5)	05/07/2016
	05/08/2006	(1)	11,804	0		82.76		05/07/2016
	05/08/2007	(1)	0	12,411		102.80		05/07/2017
TOTAL			338,429	18,941							21,112	$2,763,560			112,601	$14,739,471

M.E. Daniels	02/29/2000		968	0	N/A	$103.25		02/28/2010	RRSU	03/07/2006	11,765	$1,540,039	PSU	05/08/2007	28,737	$3,761,673
	02/27/2001		27,000	0		104.71		02/26/2011	RSU	05/08/2007	2,737	358,273	PSU	05/08/2008	29,441	3,853,827
	02/26/2002		31,802	0		97.59		02/25/2012	RRSU	12/18/2007	35,399	4,633,729	PSU	06/08/2009	50,001	6,545,131
	02/24/2004		40,000	0		105.96	(5)	02/23/2014	RSU	05/08/2008	5,608	734,087
	03/08/2005		31,030	0		101.33	(5)	03/07/2015
	07/26/2005		16,168	0		92.51	(5)	07/25/2015
	05/08/2006		17,490	5,831		91.04	(5)	05/07/2016
TOTAL			164,458	5,831							55,509	$7,266,128			108,179	$14,160,631

V.M. Rometty	02/27/2001		25,200	0	N/A	$104.71		02/26/2011	RRSU	03/07/2006	17,648	$2,310,123	PSU	05/08/2007	27,633	$3,617,160
	02/26/2002		29,446	0		97.59		02/25/2012	RSU	05/08/2007	2,632	344,529	PSU	05/08/2008	29,441	3,853,827
	02/24/2004		30,369	0		105.96	(5)	02/23/2014	RRSU	12/18/2007	35,399	4,633,729	PSU	06/08/2009	50,001	6,545,131
	03/08/2005		25,680	0		101.33	(5)	03/07/2015	RSU	05/08/2008	5,608	734,087
	03/08/2005	(1)	1,998	0		92.12		03/07/2015
	07/26/2005		23,518	0		92.51	(5)	07/25/2015
	05/08/2006		16,092	5,364		91.04	(5)	05/07/2016
TOTAL			152,303	5,364							61,287	$8,022,468			107,075	$14,016,118

Type of Award:

PSU = Performance Share Unit

RSU = Restricted Stock Unit

RRSU = Retention Restricted Stock Unit

(1)         These options were granted under the Buy-First Program. See 2009 Summary Compensation Table Narrative for additional information about this program.

(2)         Option awards shown in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates, except for options granted under the Buy-First Program, which vest 100% on the third anniversary of the respective grant dates.

(3)          The table below shows the vesting schedule for all unexercisable options. All options vest on the anniversary of the grant date in 2010. For example, the May 8, 2007 option grant (under the Buy-First Program) for Mr. Palmisano will vest in its entirety on May 8, 2010.

VESTING SCHEDULE FOR UNEXERCISABLE OPTIONS

		Vesting Schedule
Name	Grant Date	2010
S.J. Palmisano	05/08/2006	22,033
	05/08/2007	58,264
M. Loughridge	05/08/2006	6,997
	05/08/2007	8,701
S.A. Mills	05/08/2006	6,530
	05/08/2007	12,411
M.E. Daniels	05/08/2006	5,831
V.M. Rometty	05/08/2006	5,364

(4)          Options shown in this column have an exercise price equal to the average high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of the grant, except for premium priced options.

(5)          These options are premium priced options, which have an exercise price equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(6)          The amounts shown in column (g) of the 2009 Outstanding Equity Awards at Fiscal Year-End Table are RSUs and RRSUs that have not yet vested. See 2009 Summary Compensation Table Narrative for additional information on these types of awards. The table below shows the vesting schedules for these outstanding awards. All awards below vest on the anniversary of the date of grant in the year indicated.

VESTING SCHEDULE FOR UNVESTED RSUs AND RRSUs

			Vesting Schedule
Name	Type of Award	Grant Date	2010	2011	2012	2013
S.J. Palmisano	RSU	05/08/2007	10,527
M. Loughridge	RRSU	03/07/2006		11,765
	RSU	05/08/2007	3,579
	RSU	05/08/2008	3,271	3,272
	RRSU	10/28/2008				16,667
S.A. Mills	RRSU	12/22/2006		12,346
	RSU	05/08/2007	3,158
	RSU	05/08/2008	2,804	2,804
M.E. Daniels	RRSU	03/07/2006		11,765
	RSU	05/08/2007	2,737
	RRSU	12/18/2007			35,399
	RSU	05/08/2008	2,804	2,804
V.M. Rometty	RRSU	03/07/2006	8,824	8,824
	RSU	05/08/2007	2,632
	RRSU	12/18/2007			35,399
	RSU	05/08/2008	2,804	2,804

(7)          Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2009 fiscal year ($130.90).

(8)          The amounts shown in column (i) of the 2009 Outstanding Equity Awards at Fiscal Year-End Table are PSUs that have not yet vested. See 2009 Summary Compensation Table Narrative for additional information on PSUs. The table below shows the vesting schedules for these outstanding PSU awards (reflecting Maximum payout), all of which vest on December 31 of the year indicated and are paid out on February 1 of the following year.

VESTING SCHEDULE FOR UNVESTED PSUs

		Vesting Schedule
Name	Grant Date	2010	2011	2012
S.J. Palmisano	05/08/2007	110,528
	05/08/2008		154,206
	06/08/2009			200,001
M. Loughridge	05/08/2007	37,580
	05/08/2008		34,347
	06/08/2009			58,334
S.A. Mills	05/08/2007	33,159
	05/08/2008		29,441
	06/08/2009			50,001
M.E. Daniels	05/08/2007	28,737
	05/08/2008		29,441
	06/08/2009			50,001
V.M. Rometty	05/08/2007	27,633
	05/08/2008		29,441
	06/08/2009			50,001

2009 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(1)
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	80,000	$1,517,989	165,902	$16,044,219
M. Loughridge	47,000	785,926	42,358	3,974,874
S.A. Mills	29,758	497,514	46,112	4,698,881
M.E. Daniels	63,032	1,869,997	46,857	4,935,359
V.M. Rometty	25,200	498,668	38,149	3,894,914

(1)          Amounts shown in these columns reflect PSUs, RSUs, and/or RRSUs that vested during 2009. See 2009 Summary Compensation Table Narrative for details on these types of awards.

2009 Retention Plan Narrative

INTRODUCTION AND PURPOSE

As noted in Section 1 of the Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. The Retention Plan discourages these leaders from joining competitors even after a full IBM career by providing that benefits under the Retention Plan are forfeited if this happens. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership. Eleven of the Company’s top 13 executives at the end of 2009, including all of the named executive officers, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007, and will not be replaced by any other plan.

For individuals who were eligible for the Retention Plan since its inception, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2009 Retention Plan Table and are not included in the 2009 Pension Benefits Table.

The 2009 Retention Plan Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan.

DESCRIPTION OF RETENTION PLAN

•                  The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•                  Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Mr. Palmisano and Mr. Mills are determined under the prior formula. Benefits for Mr. Loughridge, Mr. Daniels, and Ms. Rometty are determined under the 1999 plan formula.

•                  Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service performed after December 31, 2007.

•                  Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

MATERIAL TERMS AND CONDITIONS: 1995 RETENTION PLAN

•                  The benefits provided under the Retention Plan for Mr. Palmisano and Mr. Mills are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•                  Benefits are available under the 1995 Retention Plan only if a participant terminates employment or dies on or after early retirement age or normal retirement age, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death. Early retirement age has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1) 1.7% times final average pay up to (and including) $311,400 times years of service up to (and including) 20 years	+	(2) 2.55% times final average pay in excess of $311,400 times years of service up to (and including) 20 years	+	(3) 1.3% times final average pay times years of service in excess of 20, but not in excess of 30 years	+	(4) 0.75% times final average pay times years of service in excess of 30, but not in excess of 35 years	–	(5) The annual single life annuity pro- vided under the IBM Personal Pension Plan beginning on the benefit com- mencement date

•                  If the participant terminates employment before age 60, the single life annuity resulting from the sum of the amounts specified in (1) through (4) are reduced based on reductions specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•                  The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

MATERIAL TERMS AND CONDITIONS: 1999 RETENTION PLAN

•                  The benefits provided under the Retention Plan to Mr. Loughridge, Mr. Daniels, and Ms. Rometty are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•                  Benefits are available under the 1999 Retention Plan if a participant terminates employment for any reason other than cause or dies after attaining age 60 and completing at least five years of service, holds an executive-level position immediately prior to termination or death, and has final average pay in excess of $405,400 immediately prior to termination or death.

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  Benefits are available if a participant terminates employment for any reason other than cause or dies after attaining age 55 and completing at least 15 years of service, if approved by the Board in the case of the chairman and chief executive officer and chief financial officer (and if approved by the Compensation Committee and the chairman and CEO in the case of any other officer of IBM).

•                  The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

(1) 1% times final average pay up to (and including) $405,400 times years of service up to (and including) 35 years	+	(2) 2.5% times final average pay in excess of $405,400 times years of service up to (and including) 35 years	–	(3) The annual single life annuity provided under the IBM Personal Pension Plan beginning on the benefit commencement date

•                  In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•                  A participant who terminates employment between ages 55 and 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and CEO approval (or Board approval in the case of the chairman and chief executive officer and chief financial officer) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

COMPENSATION ELEMENTS INCLUDED IN CALCULATIONS

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

FUNDING

•                  The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

POLICY REGARDING EXTRA YEARS OF CREDITED SERVICE

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Retention Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Retention Plan. Because accruals under the Retention Plan stopped on December 31, 2007, service after that date is not counted.

AVAILABLE FORMS OF PAYMENT

•                  A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•                  A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

ANNUAL RETENTION PLAN BENEFIT

The annual Retention Plan benefit that was earned as of December 31, 2009 and that is payable as a single life annuity beginning at the earliest unreduced retirement age under the Retention Plan for each of the named executive officers is detailed in the table below.

Name	Annual Retention Plan Benefit at Earliest Unreduced Retirement Age
S.J. Palmisano	$1,529,749
M. Loughridge	255,994
S.A. Mills	293,144
M.E. Daniels	192,387
V.M. Rometty	102,392

PRESENT VALUE OF ACCUMULATED BENEFIT

•                  The present value of accumulated benefit shown in the 2009 Retention Plan Table is the value as of December 31, 2009 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•                  The annual Retention Plan benefit, which is reflected in the table in the previous subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the named executive officer’s life beginning on his or her earliest unreduced retirement age.

•                  The earliest unreduced retirement age is the earliest age a named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. Because each named executive officer did not attain age 60 by December 31, 2009, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next following the attainment of age 60.

•                  Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2009 Retention Plan Table.

2009 Retention Plan Table

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
Name	Plan Name	Service (#)(1)	Benefit ($)(2)	Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Retention Plan	34	$17,858,127	$0
M. Loughridge	Retention Plan	30	2,619,729	0
S.A. Mills	Retention Plan	34	3,406,612	0
M.E. Daniels	Retention Plan	32	1,898,567	0
V.M. Rometty	Retention Plan	26	908,401	0

(1)          Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the named executive officers has two additional years of service with IBM after that date.

(2)          While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit will continue to change based on the ages of the named executive officers and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2009:

•                  Measurement date: December 31, 2009

•                  Interest rate for present value: 5.60%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male or Female table with 25 year improvement

•                  Termination of employment: Later of age 60 or current age

•                  Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•                  Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment, as determined using the assumptions following the 2009 Pension Benefits Table.

•                  Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•                  All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2008:

•                  The column titled Change in Retention Plan Value in the 2009 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2008 to December 31, 2009.

•                  To determine the present value of the Retention Plan benefit as of December 31, 2008, the same assumptions that are described above to determine present value as of December 31, 2009 were used, except a 5.75% interest rate was used to determine the present value, and the 2008 assumptions following the 2009 Pension Benefits Table were used to determine the offset for the benefit payable under the IBM Personal Pension Plan.

2009 Pension Benefits Narrative

The 2009 Pension Benefits Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the IBM Personal Pension Plan. The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

QUALIFIED PLAN AND NONQUALIFIED PLAN DESCRIPTIONS — GENERAL

Plan Description

•                  Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999 to elect to continue to earn benefits under the prior formula.

•                  Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.

•                  Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•                  The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•                  The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM PERSONAL PENSION PLAN (QUALIFIED PLAN)

Purpose of the Qualified Plan

•                  The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•                  Effective January 1, 2008, all eligible employees, including the named executive officers, became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan, on eligible pay up to the compensation limits of the Internal Revenue Code. Under the plan, participants are eligible for Company contributions up to 10% of eligible pay, depending on their pension plan formula participation as of December 31, 2007 and the amount they contributed to the plan. In 2009, each named executive officer received Company contributions equal to 10% of total eligible pay.

•                  The cessation of accruals under the IBM Personal Pension Plan and the replacement of Qualified Plan accruals with contributions under the new tax-qualified defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•                  The benefits under the Qualified Plan for all of the named executive officers are determined under the Pension Credit Formula. Each of the named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•                  The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•                  For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•                  The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•                  Prior to 2008, the named executive officers earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•                  The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•                  A named executive officer may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•                  Early retirement age is defined as:

•                  Any age with 30 years of service;

•                  Age 55 with 15 years of service; or

•                  Age 62 with five years of service.

•                  As of December 31, 2009, Mr. Palmisano, Mr. Loughridge, Mr. Mills and Mr. Daniels had attained early retirement age, and Ms. Rometty had not.

•                  Under the Pension Credit Formula, an executive who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•                  Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a named executive officer may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the named executive officer earned before January 1, 2000.

Compensation Elements Included in Calculation

•                  Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•                  Salary;

•                  Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

•                  Amounts deferred from salary and variable compensation under IBM’s 401(k) plan and Internal Revenue Code Section 125 plan (cafeteria plan) and amounts that are deferred under the IBM Excess 401(k) Plus Plan (formerly the Executive Deferred Compensation Plan).

•                  Equity compensation — stock options, RSUs, RRSUs and PSUs — was excluded from eligible compensation.

•                  Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that future benefits accrued under the Nonqualified Plan the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which was $195,000 payable as a single life annuity beginning at normal retirement age in 2009).

Qualified Plan Funding

•                  Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•                  A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Qualified Plan stopped on December 31, 2007, service performed after such date is not counted.

IBM EXCESS PERSONAL PENSION PLAN (NONQUALIFIED PLAN)

Purpose of the Nonqualified Plan

•                  The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•                  The benefit provided to a named executive officer is payable only as an annuity beginning on the first day of the month following termination of employment (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•                  The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•                  Like the Qualified Plan, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment

•                  A portion of the benefit that is available to each of the named executive officers under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•                  The maximum lump sum amount that the named executive officers could have elected to receive as of January 1, 2010 if they had terminated employment on December 31, 2009 was equal to:

	Maximum Lump Sum
Name	Qualified Plan	Nonqualified Plan	Total Available Lump Sum
S.J. Palmisano	$640,669	$0	$640,669
M. Loughridge	349,641	0	349,641
S.A. Mills	617,184	0	617,184
M.E. Daniels	378,751	0	378,751
V.M. Rometty	249,748	0	249,748

•                  A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers, is as follows:

	Annual Pension Benefit at Normal Retirement Age
Name	Qualified Plan	Nonqualified Plan	Total Benefit
S.J. Palmisano	$93,043	$3,113,737	$3,206,780
M. Loughridge	85,717	613,407	699,124
S.A. Mills	92,479	594,573	687,052
M.E. Daniels	88,036	416,355	504,391
V.M. Rometty	81,390	342,761	424,151

PRESENT VALUE OF ACCUMULATED BENEFIT

•                  The present value of accumulated benefit is the value as of December 31, 2009 of the annual pension benefit that was earned as of December 31, 2007.

•                  The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his or her normal retirement age.

•                  The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•                  Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2009 Pension Benefits Table.

2009 Pension Benefits Table

As noted in the Introduction and Purpose to the 2009 Retention Plan Narrative, the 2009 Pension Benefits Table does not include amounts reflected in the 2009 Retention Plan Table.

Name (a)	Plan Name (b)	Number of Years Credited Service#(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)	Payments During Last Fiscal Year ($) (e)
S.J. Palmisano	Qualified Plan	34	$743,236	$0
	Nonqualified Plan		24,872,900	0
	TOTAL BENEFIT		25,616,136	0
M. Loughridge	Qualified Plan	30	600,237	0
	Nonqualified Plan		4,295,412	0
	TOTAL BENEFIT		4,895,649	0
S.A. Mills	Qualified Plan	34	735,384	0
	Nonqualified Plan		4,727,985	0
	TOTAL BENEFIT		5,463,369	0
M.E. Daniels	Qualified Plan	32	594,480	0
	Nonqualified Plan		2,811,533	0
	TOTAL BENEFIT		3,406,013	0
V.M. Rometty	Qualified Plan	26	501,361	0
	Nonqualified Plan		2,111,392	0
	TOTAL BENEFIT		2,612,753	0

(1)         Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers has two additional years of service with IBM after that date.

(2)         While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits will continue to change based on the ages of the named executive officers and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2009:

•                  Measurement date: December 31, 2009

•                  Interest rate for present value: 5.60%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): 1994 US GAM Male or Female table with 25 year improvement

•                  Termination of employment: Later of age 65 or current age

•                  Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•                  Benefit payable as a single life annuity beginning on the first day of the month following termination of employment. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•                  The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•                  All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2008:

•                  The column titled Change in Pension Value in the 2009 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2008 to December 31, 2009.

•                  To determine the present value of the pension benefit as of December 31, 2008, the same assumptions that are described above to determine the present value as of December 31, 2009 were used, except a 5.75% interest rate was used to determine the present value.

2009 Nonqualified Deferred Compensation Narrative

IBM EXCESS 401(k) PLUS PLAN

General Description

•                  Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. All IBM employees, including the named executive officers, whose eligible pay is expected to exceed the IRS compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k) Plus Plan provides employees with the opportunity to save for retirement on a tax-deferred basis.

•                  The 2009 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), Company match (registrant contributions), automatic contributions (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2009.

•                  The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•                  Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by the Company before January 1, 2005 and amounts that were deferred or contributed on or after January 1, 2005 (Basic Account), and all deferred shares, comprised of shares that were deferred before January 1, 2005 and on or after January 1, 2005 (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Code Section 409A, while amounts deferred and vested on or after January 1, 2005 are subject to Code Section 409A.

•                  The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after separation from IBM.

•                  The Excess 401(k) Plus Plan was amended to allow the claw-back of Company match and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to the Company.

Purpose of the Excess 401(k) Plus Plan

•                  U.S. tax laws limit the amount of pay that employees can defer for retirement into 401(k) plans.

•                  IBM established the nonqualifed plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•                  An executive may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive plan payments.

•                  In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•                  Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under the Company’s Long-Term Performance Plans (LTPPs).

•                  In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPPs.

•                  Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•                  Effective January 1, 2008, executives are no longer allowed to make an election to defer receipt of IBM stock, which was previously permitted under the EDCP. Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) Plus Plan when the awards vest.

•                  Mr. Palmisano was the only named executive officer who made a previous election that resulted in deferral of stock in 2009.

•                  Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•                  The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their Excess 401(k) Plus Plan accounts.

Company “Match” on Participant Contributions

•                  The Company credits a matching contribution to the Basic Account of each participant who defers salary or performance pay (including annual incentive plan payments) under the Excess 401(k) Plus Plan.

•                  The amount of the matching contribution is determined under the same formulas as the IBM 401(k) Plus Plan.

•                  For employees hired before January 1, 2005, which includes all of the named executive officers, this match is equal to (i) 6% of compensation that a participant defers under the Excess 401(k) Plus Plan before reaching the IRS pay limit and (ii) 6% of the participant’s eligible pay (disregarding amounts deferred under the Excess 401(k) Plus Plan) after reaching the IRS pay limit. For employees hired on or after January 1, 2005, the match is equal to (i) 5% of compensation that the participant defers under the Excess 401(k) Plus Plan before reaching the IRS pay limit and (ii) 5% of the participant’s eligible pay (disregarding amounts deferred under the Excess 401(k) Plus Plan) after reaching the IRS pay limit.

•                  The Company does not provide any matching contributions for Deferred IBM Shares.

Company Automatic Contributions

•                  Effective January 1, 2008, the Company credits an automatic contribution to a participant’s Basic Account.

•                  The amount of the automatic contribution is determined under the same formulas as the IBM 401(k) Plus Plan.

•                  For employees hired before January 1, 2005, which includes all of the named executive officers, automatic contributions equal 2-4% of (i) compensation that the participant defers under the Excess 401(k) Plus Plan and (ii) eligible pay (disregarding amounts deferred under the Excess 401(k) Plus Plan) in excess of the IRS pay limit for such year. For employees hired on or after January 1, 2005, the automatic contribution is 1% of (i) the compensation that the participant defers under the Excess 401(k) Plus Plan and (ii) eligible pay (disregarding amounts deferred under the Excess 401(k) Plus Plan) in excess of the IRS pay limit for such year.

Company Transition Credits

•                  Effective for the period of January 1, 2008 through June 30, 2009, the Company credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. None of the named executive officers have Personal Pension Accounts under the Qualified Plan and therefore they are not eligible to receive transition credits.

Earnings Measures

•                  A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•                  As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•                  The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2009 annual rates of return indicated for each):

•                  Target Date 2005 Fund (19.54%)

•                  Target Date 2010 Fund (22.05%)

•                  Target Date 2015 Fund (24.50%)

•                  Target Date 2020 Fund (26.95%)

•                  Target Date 2025 Fund (29.05%)

•                  Target Date 2030 Fund (29.98%)

•                  Target Date 2035 Fund (29.98%)

•                  Target Date 2040 Fund (29.98%)

•                  Target Date 2045 Fund (29.99%)

•                  Target Date 2050 Fund (29.96%)

•                  Income Plus Life Strategy Fund (14.92%)

•                  Conservative Life Strategy Fund (20.22%)

•                  Moderate Life Strategy Fund (23.91%)

•                  Aggressive Life Strategy Fund (29.97%)

•                  Stable Value Fund (3.18%)

•                  Inflation Protected Bond Fund (9.95%)

•                  Total Bond Market Fund (3.62%)

•                  REIT Index Fund (29.00%)

•                  Total Stock Market Index Fund (29.49%)

•                  Total International Stock Market Index Fund (44.13%)

•                  Long-Term Corporate Bond Fund (22.01%)

•                  High Yield & Emerging Markets Bond Fund (34.65%)

•                  Large Company Index Fund (26.84%)

•                  Large-Cap Value Index Fund (19.85%)

•                  Large-Cap Growth Index Fund (37.21%)

•                  Small/Mid-Cap Stock Index Fund (38.07%)

•                  Small-Cap Value Index Fund (20.79%)

•                  Small-Cap Growth Index Fund (34.70%)

•                  European Stock Index Fund (32.46%)

•                  Pacific Stock Index Fund (21.25%)

•                  IBM Stock Fund (58.28% including dividend equivalent reinvestment)

•                  A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•                  Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•                  Any changes (whether to new deferrals or existing balances) may be made through an Internet site or telephone call center maintained by the plan’s third-party record keeper.

•                  Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•                  Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s common stock, they may not be transferred to any other investment choice at any time.

•                  On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM Stockholders.

•                  Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2009 Nonqualified Deferred Compensation Table, are calculated as:

•                  The change in the price of the Company’s common stock between December 31, 2008 and December 31, 2009 for all Deferred IBM Shares that were contributed prior to 2009.

•                  The change in the price of the Company’s common stock between the date of contribution and December 31, 2009 for all Deferred IBM Shares that were contributed during 2009.

Payouts, Withdrawals and Other Distributions

•                  No payouts, withdrawals or other distributions from the Basic Account are permitted prior to termination of employment.

•                  At separation, the balance in an executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in a lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•                  At least age 55 with 15 years of service;

•                  At least age 62 with 5 years of service;

•                  At least age 65 with 1 year of service;

•                  Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•                  Commencing benefits under the IBM Long-Term Disability Plan.

•                  As of December 31, 2009, Mr. Palmisano, Mr. Loughridge, Mr. Mills and Mr. Daniels had satisfied the age and service criteria, and Ms. Rometty had not.

•                  If the participant has satisfied the age, service and account balance criteria at separation, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•                  If the participant has satisfied the age, service and account balance criteria at separation and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.              Lump sum upon separation,

2.              Lump sum in February of the year following separation, or

3.              Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

•                  With respect to amounts deferred on or after January 1, 2005, at separation such amounts in the Basic Account are distributed in a lump sum immediately following termination, unless the total balance of a participant’s Basic Account exceeds 50% of the applicable IRS pay limit (in 2009, 50% of this limit was $122,500). In such case the participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.              Lump sum upon separation,

2.              Lump sum in February of the year following separation, or

3.              Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

•                  Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•                  Different distribution elections are permitted to be made for the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•                  At December 31, 2009, the named executive officers had the following distribution elections on file:

•                  Mr. Palmisano — 5 annual installments for all amounts

•                  Mr. Loughridge — immediate lump sum for all amounts

•                  Mr. Mills — 10 annual installments for all amounts

•                  Mr. Daniels — 10 annual installments for pre-2005 amounts, and immediate lump sum for all post-2004 amounts

•                  Ms. Rometty — 10 annual installments for all amounts

•                  The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•                  Deferred IBM Shares are distributed only in the form of shares of the Company’s common stock.

•                  Subject to the age and service criteria, a participant may make a separate, advance distribution election as to the timing of distribution of Deferred IBM Shares; none of the named executive officers has made a separate, advance election for Deferred IBM Shares.

•                  If no separate, advance election has been made, or if the age and service criteria are notsatisfied at termination of employment, Deferred IBM Shares are distributed at the same time as the Basic Account.

•                  These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following termination of employment; all of the named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

2009 Nonqualified Deferred Compensation Table

Name (a)	Plan	Executive Contributions in last FY($)(1) (b)	Registrant Contributions in last FY($)(2) (c)		Aggregate Earnings in last FY($)(3) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at last FYE ($)(4) (f)
S.J. Palmisano	Basic Account	$423,300	Match	$423,300	$4,899,354	$0	$20,684,823
			Automatic	282,200
	Deferred IBM Shares	2,932,000		0	9,674,749	0	28,190,755
	TOTAL	3,355,300		705,500	14,574,103	0	48,875,578
M. Loughridge	Basic Account	107,850	Match	107,850	695,309	0	2,743,230
			Automatic	71,900
	Deferred IBM Shares	0		0	1,851,709	0	4,957,838
	TOTAL	107,850		179,750	2,547,018	0	7,701,068
S.A. Mills	Basic Account	323,790	Match	97,272	1,577,471	0	6,065,345
			Automatic	64,848
	Deferred IBM Shares	0		0	0	0	0
	TOTAL	323,790		162,120	1,577,471	0	6,065,345
M.E. Daniels	Basic Account	102,300	Match	102,300	921,377	0	3,690,484
			Automatic	68,200
	Deferred IBM Shares	0		0	0	0	0
	TOTAL	102,300		170,500	921,377	0	3,690,484
V.M. Rometty	Basic Account	272,600	Match	91,650	652,054	0	3,655,554
			Automatic	61,100
	Deferred IBM Shares	0		0	1,364,226	0	3,652,634
	TOTAL	272,600		152,750	2,016,280	0	7,308,188

(1)         A portion of the amount reported in this column (b) for each named executive officer’s Basic Account is included within the amount reported as salary for that officer in column (c) of 2009 Summary Compensation Table. These amounts are: $93,300 for Mr. Palmisano; $28,500 for Mr. Loughridge; $89,550 for Mr. Mills; $25,200 for Mr. Daniels; and $44,100 for Ms. Rometty. Mr. Palmisano’s shares vested in July 2009, and were deferred into the Excess 401(k) Plus Plan subject to an election made by Mr. Palmisano prior to 2008.

(2)         For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of 2009 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 9 to 2009 Summary Compensation Table are larger because the amounts reported in that footnote also include the Company’s contributions to the IBM 401(k) Plus Plan.

(3)         None of the amounts reported in this column (d) are reported in 2009 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)         Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and automatic contributions and investment experience, including an $8 quarterly administrative fee.

2009 Potential Payments Upon Termination Narrative

INTRODUCTION

IBM does not have any plans or programs under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs, as described below. The 2009 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer, assuming termination on the last business day of the fiscal year ended.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity, also as described below.

This 2009 Potential Payments Upon Termination Narrative and the 2009 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year ended because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2009 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2009 Pension Benefits Table. The 2009 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2009 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

ANNUAL INCENTIVE PLAN (AIP )

•                  The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause.

•                  This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•                  An AIP payment is not payable following a termination for cause and is subject to clawback as described in Section 2 of the Compensation Discussion and Analysis.

•                  For purposes of the 2009 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2010.

IBM LONG-TERM PERFORMANCE PLANS (LTPP )

•                  The named executive officers have certain outstanding equity grants under the LTPP including:

•                  Stock Options;

•                  Restricted Stock Units (RSUs);

•                  Retention Restricted Stock Units (RRSUs); and/or

•                  Performance Share Units (PSUs).

•                  The LTPP and/or the named executive officers’ award agreements contain the following terms:

•                  Unvested stock options, RSUs, RRSUs, and PSUs are cancelled upon termination.

•                  Vested stock options may be exercised only for either 30 days or 90 days following termination.

•                  Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

•                  Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management;

•                  A prorated portion of any unvested stock options issued under the Buy-First program (described in the 2009 Summary Compensation Table Narrative) will become vested upon termination and these options will continue to be exercisable for the remainder of their ten-year terms; and

•                  The Company prorates a portion of unvested PSUs to continue to vest under their original vesting schedules.

•                  Beginning with PSU and RSU awards granted in 2009, certain executives may receive full payout of unvested awards after separation.

•                  To ensure that the interests of IBM’s senior leaders are aligned with the Company’s long-term interests as they approach retirement, the top 60 executives (the senior leadership team), including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU grants upon retirement if the following criteria are met:

•                  The executive is on the senior leadership team at the time of departure;

•                  At least one year has passed since the award grant date;

•                  The executive has reached age 55 with 15 years of service at the time of departure; and

•                  The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

•                  The Chairman and CEO is also eligible for the payouts described upon retirement, except he must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

•                  Payouts of the PSUs after separation as described above will be made at the end of the three-year performance period and only if the performance goals are met. Payouts of RSUs after separation as described above will be made in accordance with the original vesting schedule.

•                  The 2009 Potential Payments Upon Termination Table assumes the following:

•                  Amounts shown reflect the payouts of the 2007 PSUs, calculated using the actual performance achieved for the 2007-2009 performance period and the 2009 fiscal year-end closing price of $130.90 for IBM common stock; and

•                  Outstanding awards for the 2008 and 2009 PSUs were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•                  LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in “Detrimental Activity” (including but not limited to competitive business activity, disclosure of confidential Company information, and solicitation of Company clients or employees) prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients or employees for a period of one year following termination of employment.

•                  In the 2009 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $130.90 (the closing price of IBM stock at fiscal year end).

IBM SUPPLEMENTAL EXECUTIVE RETENTION PLAN (RETENTION PLAN)

•                  Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•                  Eligibility criteria are described in the 2009 Retention Plan Narrative.

•                  Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•                  The 2009 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•                  This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•                  The payment of amounts accrued after December 31, 2004 would be delayed six months following termination.

•                  Amounts not paid during the delay would be paid (with interest) on July 1, 2010.

•                  Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM EXCESS 401(k ) PLUS PLAN

•                  As described in the 2009 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•                  Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in Detrimental Activity within 12 months following the release date.

•                  The Excess 401(k) Plus Plan was amended to allow the clawback of Company match and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in Detrimental Activity.

•                  The 2009 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•                  Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended, without assumptions for the following between such date and the distribution date(s):

•                  Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

•                  Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•                  The tables do not reflect:

•                  That payment of amounts deferred after December 31, 2004 (and the associated earnings) are required to be delayed six months following termination under Section 409A of the Internal Revenue Code, or

•                  Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

RETIREE MEDICAL AND LIFE INSURANCE

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage remains subject to IBM’s right to amend or terminate the plans at any time.

IBM RETIREE BENEFITS PLAN

•                  Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•                  This coverage is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who actually satisfied at least one of these):

•                  30 years of service with the Company, or

•                  Age 55 with at least 15 years of service with the Company.

•                  Mr. Palmisano and Mr. Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM FUTURE HEALTH ACCOUNT

•                  Amounts credited by the Company to a hypothetical account may be used to offset the cost of medical, dental and vision insurance coverage for former employees and their eligible dependents.

•                  Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•                  Hired before January 1, 2004;

•                  At least age 40 and have completed one year of service;

•                  Not within 5 years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

•                  At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service.

•                  Mr. Loughridge, Mr. Daniels and Ms. Rometty would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended.

IBM GROUP LIFE INSURANCE

•                  IBM Group Life Insurance provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•                  This coverage is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment and are eligible for the IBM Retiree Benefits Plan or IBM Future Health Account.

•                  Mr. Palmisano, Mr. Loughridge, Mr. Mills and Mr. Daniels would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year ended. Ms. Rometty would not have been eligible for this coverage.

2009 Potential Payments Upon Termination Table

		Annual	LTPP			Excess 401 (k)(6)
Name	Termination Scenario	Incentive Plan ($)(2)	Stock Options ($)(3)	PSUs ($)(4)	Retention Plan ($)(5)	Basic Account ($)		Deferred IBM Shares ($)
S.J. Palmisano	Termination(1)	$4,750,000	$32,450,782	$13,985,749	$1,404,609	$4,136,965	(7)	$5,638,151	(7)
	For cause	0	0	0	0	4,136,965	(7)	5,638,151	(7)
M. Loughridge	Termination(1)	975,000	4,984,285	4,755,204	0	2,743,230	(8)	4,957,838	(8)
	For cause	0	0	0	0	2,743,230	(8)	4,957,838	(8)
S.A. Mills	Termination(1)	846,000	11,141,247	4,195,869	266,360	606,535	(9)	0
	For cause	0	0	0	0	606,535	(9)	0
M.E. Daniels	Termination(1)	792,000	5,026,218	3,636,271	0	1,602,667	(10)	0
	For cause	0	0	0	0	1,602,667	(10)	0
V.M. Rometty	Termination(1)	680,000	4,779,360	0	0	2,601,627	(11)	3,704,891	(12)
	For cause	0	0	0	0	2,601,627	(11)	3,704,891	(12)

(1)         Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)         Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year ended would have been the same as the actual payment made in March 2010.

(3)         Assumes each named executive officer exercised all vested, in-the-money options at $130.90 (the 2009 fiscal year-end closing price of IBM common stock on the NYSE).

(4)         Assumes IBM released PSUs granted in 2007, according to its policy, for the three-year performance period ending on December 31, 2009 for named executive officers who were at least age 55 and had at least 15 years of service on December 31, 2009 (Mr. Palmisano, Mr. Loughridge, Mr. Mills and Mr. Daniels). PSUs are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) on February 1 in the year following the end of the performance period.

(5)         Reflects the Retention Plan benefit payable as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)         Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year ended. See the section titled IBM Excess 401(k) Plus Plan above for more details.

(7)         Approximate annual amount payable for 5 years starting in February 2010. Deferred IBM Shares are paid as shares of IBM common stock.

(8)         Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.

(9)         Approximate annual amount payable for 10 years starting in February 2010.

(10)  Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 10 years starting in February 2010 ($231,980) and the approximate amount of the Basic Account deferred on or after 2005 payable in an immediate lump sum following termination ($1,370,687).

(11)  Sum of the approximate amount of the Basic Account deferred prior to January 1, 2005 payable as an immediate lump sum following termination ($2,490,330) under the default distribution option because Ms. Rometty is not yet retirement eligible (and may not receive her pre-2005 amounts in installments as elected until she is retirement eligible) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2010 ($111,297).

(12)  Deferred IBM Shares (which were deferred before January 1, 2005) are paid as shares of IBM common stock as an immediate lump sum following termination under the default distribution option because Ms. Rometty is not yet retirement eligible.

Report of the Audit Committee of the Board of Directors

The Audit Committee hereby reports as follows:

1.              Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in their oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.              The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented.

3.              The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC their independence.

4.              The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/corpgovernance/cgbc.phtml/.

5.              The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.              Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)
W.J. McNerney, Jr.
J.W. Owens
J.E. Spero

Audit and Non-Audit Fees

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(Dollars in millions)	2009	2008
Audit Fees	$32.1	$32.2
Audit-Related Fees	25.5	30.0
Tax Fees	7.8	8.4
All Other Fees	0.9	1.1

DESCRIPTION OF SERVICES

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, audit and review of IBM’s retirement and other benefit-related programs. For 2009, these services included approximately $17 million for independent assessment of controls related to outsourcing services. For 2008, these services included approximately $24 million for independent assessment of controls related to outsourcing services.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with the international assignee program and certain benchmarking arrangements.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2010 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2009. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

The Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair their independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

STOCKHOLDER PROPOSALS

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

3. Stockholder Proposal on Executive Compensation Annual Incentive Payout

Management has been advised that Mr. Earl E. Mongeon, Jr., 293 Huntley Road, Westford, VT 05494, the owner of over 54 shares, intends to submit the following proposal at the meeting:

RESOLVED, that shareholders of International Business Machines Corporation (“IBM”) urge the Executive Compensation and Management Resource Committee (“ECMRC”) to make the following changes to Senior Executive Compensation to promote a longer term perspective:

1. All incentive awards to a senior executive whose performance measurement period (“PMP”) is one year or shorter shall not be paid in full for a period of three years (“Deferral Period”) following the end of the PMP;

2. The ECMRC shall develop a methodology for (a) determining what proportion of such short-term incentive awards (STIA) should be paid immediately, (b) adjusting the remainder of the STIA over the Deferral Period to reflect performance on the Financial Metric (s) during the Deferral Period and (c) paying out the remainder of the STIA, adjusted if required, during and at the end of the Deferral Period; and

3. The adjustment(s) described in 2(b) should not require achievement of new performance goals but should focus on the quality and sustainability of the performance on the Financial Metric(s) during the Deferral Period.

Implementation of this policy should not violate any existing contractual obligation of IBM or the terms of any compensation or benefit plan currently in effect.

Statement of Support

The Council of Institutional Investors (www.cii.org), whose members have combined assets of $3 trillion, recommends “clawback” provisions: “The compensation committee should develop and disclose a policy for recapturing unearned bonus and incentive payments that were awarded to senior executives due to fraudulent activity, incorrectly stated financial results, or some other cause.”

As a long-term shareholder, I believe compensation policies should promote the creation of sustainable value. Short-term incentive plans, if not designed with effective safeguards, can encourage senior executives to manage for the short term and take on excessive risk. The current financial crisis provides a stark example of what can happen when executives are rewarded for short-term financial performance without efforts to ensure sustainable performance.

The Corporate Library has given IBM a “D” corporate governance rating, based in part on the STIAs given to named executive officers in 2008, which TCL termed “discretionary.” The five named officers received $10.4 million in STIAs while shareholders suffered adjusted losses in excess of 20%.

IBM has clawback provisions in its cash compensation program if an executive leaves before the end of the period or behavior of an executive leads to a restatement of earnings. Bonus escrow accounts are ultimately more efficient at tying payout to actual individual performance.

This proposal urges the ECMRC to encourage a longer-term orientation for senior executives. It asks that the ECMRC develop a system for holding back some portion of each STIA based on short-term financial metrics for a period of three years and adjusting the unpaid portion to account for performance during that three-year period. The proposal gives the ECMRC discretion to set the precise terms and mechanics of this process. A similar approach has been adopted at UBS AG (11/17/2008 press release).

Please vote FOR this proposal.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

The proposal essentially asks the Executive Compensation and Management Resources Committee (the Committee) to change IBM’s annual incentive plan to a long-term performance plan. The Committee believes that the basic premise of the proposal is flawed and is not in the best interests of the Company or its stockholders. IBM’s compensation program should not be focused exclusively on the long-term, but instead it should drive senior executives to deliver both annual results and long-term results. These are not mutually exclusive concepts. The mix of compensation elements has been established by the Committee to drive annual results, while at the same time ensuring senior executives continue to focus on long-term sustainable financial performance.

As clearly described in the Compensation Discussion and Analysis (CD&A) contained in this Proxy Statement, IBM’s compensation program for senior executives already includes a significant portion of compensation tied to long-term performance:

•                  In 2009, 67% of the Chairman and CEO’s annual compensation and 70% of the Senior Vice Presidents’ compensation, on average, was delivered in Performance Share Units (PSUs), which have a three-year cumulative performance period.

•                  The PSU program already focuses on the quality of performance by using EPS and cash flow metrics, which both drive long-term shareholder value.

•                  Each senior executive is required to hold a meaningful portion of their personal holdings in IBM stock to further align their interests with the long-term interests of stockholders.

The Board believes that IBM’s compensation program for senior executives appropriately balances incentives for annual and long-term performance and is aligned with the interests of stockholders. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

4. Stockholder Proposal on Cumulative Voting

Management has been advised that Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the owner of 200 shares, intends to submit the following proposal at the meeting:

Resolved: “That the stockholders of IBM, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

Reasons: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 298,540,401 shares, representing approximately 35% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM, like most other major corporations, provides that each share of common stock is entitled to one vote for each nominee for Director. The Board of Directors believes that this approach produces a Board that will represent the interests of the Company’s stockholders as a whole rather than the interests of any particular group. The Board believes that the best interests of our stockholders are fairly served through our existing voting provisions. In 2008, the Company amended its by-laws to provide that the vote required in an uncontested election for a director at a stockholders meeting is a majority of the votes cast. This change ensures that the results of director elections reflect the will of a majority of the votes cast.

The cumulative voting proposal advanced by the proponent could lead to dysfunction on the Board by enabling stockholders representing a small percentage of our shares to elect a director to represent their own particular interests. This could result in a Board of Directors on which each director advocates the positions of the group responsible for his or her election, rather than the positions that are in the best interest of the Company and IBM stockholders as a whole. The Board believes that changing the current voting procedure is not advisable. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5. Stockholder Proposal on New Threshold for Calling Special Meetings

Management has been advised that Messrs. Emil Rossi and Nick Rossi, P.O. Box 249, Boonville, CA 95415-0249, trustees of the Jeanne Rossi Family Trust, the holder of 1,600 shares, intends to submit the following proposal at the meeting:

RESOLVED, Shareowners ask our board to take the steps necessary to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage allowed by law above 10%) the power to call special shareowner meetings. This includes that a large number of small shareowners can combine their holdings to equal the above 10% of holders. This includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by state law) that apply only to shareowners but not to management and/or the board.

Special meetings allow shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. If shareowners cannot call special meetings investor returns may suffer. Shareowners should have the ability to call a special meeting when a matter merits prompt attention. This proposal does not impact our board’s current power to call a special meeting.

This proposal topic won more than 56%-support at our 2008 annual meeting. Our board then made sure that we could not vote on this proposal topic at our 2009 annual meeting: International Business Machines Corporation (January 26, 2009) no action letter at http://www.sec.gov/divisions/corpfin/cf- noaction/14a-8/2009/rossichevedden 012609-14a8.pdf. This proposal topic also won more than 60% support the following companies in 2009: CVS Caremark (CVS), Sprint Nextel (S), Safeway (SWY), Motorola (MOT) and R.R. Donnelley (RRD).

The merits of this Special Shareowner Meetings proposal should also be considered in the context of the need for improvements in our company’s 2009 reported corporate governance status:

The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, rated our company “D” with “High Governance Risk,” and “Very High Concern” in Executive Pay including $28 million for Samuel Palmisano with $490,000 for personal travel by private jet.

Our directors held 11 board seats on boards rated “D” or “F” by the Corporate Library: Samuel Palmisano, Exxon Mobil (XOM); Cathleen Black, Coca-Cola (KO); James Owens, Caterpillar (CAT) and Alcoa (AA); Alain Belda, Alcoa (AA) and Citigroup (C); Shirley Ann Jackson, Marathon Oil (MRO) and FedEx (FDX); Kenneth I. Chenault, American Express (AXP) and Procter & Gamble (PG) and Michael Eskew, Eli Lilly (LLY).

Shirley Ann Jackson held 6 director seats — over commitment concern. Kenneth Chenault (American Express CEO) was not independent because of the extensive business American Express has with IBM. Director Michael Eskew’s son was an IBM employee. Plus Michael Eskew received by far the most “against” votes at IBM and chaired our Audit Committee. Joan Spero, another member of our 3-person Audit Committee, was designated as a “flagged [problem] director” due to her involvement with the Delta Air board which filed for Bankruptcy.

We did not have cumulative voting, an Independent Chairman or a Lead Director.

The above concerns shows there is need for improvement. Please encourage our board to respond positively to this proposal: Special Shareowner Meetings — Yes on 5.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

At the Company’s 2008 annual meeting, this same proponent presented a stockholder proposal asking the Board to give stockholders holding between 10-25% of the outstanding common stock the right to call special meetings of stockholders. That proposal received 56% of the votes cast. After consideration of the matter, in 2008 the Board approved an amendment to the Company’s by-laws in accordance with that stockholder proposal, giving stockholders owning at least 25% of the outstanding shares the power to call a special meeting of stockholders. That provision can be found in Article II, Section 3 of the Company’s by-laws at http://www. ibm.com/investor/governance/by-laws.wss/.

Now the proponent has changed his mind, and is seeking to lower the threshold he sought in 2008 to 10%. Management has previously engaged with the proponent, underscoring the Board’s responsiveness to the vote at the 2008 annual meeting and trying to understand the rationale for the proponent’s dissatisfaction with the very threshold that he himself recently endorsed. Those conversations proved fruitless and now the Company is in the position of having to include this new proposal for a vote by stockholders at the 2010 annual meeting after the Board already acted on a substantially similar proposal from the same proponent at the 2008 annual meeting.

The Company believes that the proponent’s behavior is an abuse of the stockholder proposal process that is counterproductive to the development of corporate governance. As the Company has already adopted a by-law permitting stockholders to call special meetings, the Board believes that this new proposal is not necessary. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6. Stockholder Proposal on Advisory Vote on Executive Compensation

Management has been advised that Boston Common Asset Management, LLC, 84 State Street, Suite 1000, Boston, MA 02109, the beneficial owner of 57,150 shares, together with multiple co-filers whose names, addresses and beneficial holdings are available upon request, intend to submit the following proposal at the meeting:

RESOLVED — the shareholders of International Business Machines (IBM) recommend that the board of directors adopt a policy requiring that the proxy statement for each annual meeting contain a proposal, submitted by and supported by Company Management, seeking an advisory vote of shareholders to ratify and approve the board Compensation’s Committee Report and the executive compensation policies and practices set forth in the Company’s Compensation Discussion and Analysis.

Supporting Statement

Investors are increasingly concerned about mushrooming executive compensation especially when it is insufficiently linked to performance. In 2009 shareholders filed close to 100 “Say on Pay” resolutions. Votes on these resolutions averaged more than 46% in favor, and more than 20 companies had votes over 50%, demonstrating strong shareholder support for this reform.

Investor, public and legislative concerns about executive compensation have reached new levels of intensity. A 2009 report by The Conference Board Task Force on Executive Compensation, noting that pay has become a flashpoint, recommends taking immediate and credible action “in order to restore trust in the ability of boards to oversee executive compensation” and calls for compensation programs which are “transparent, understandable and effectively communicated to shareholders.”

An Advisory Vote establishes an annual referendum process for shareholders about senior executive compensation. We believe this vote would provide our board and management useful information about shareholder views on the company’s senior executive compensation especially when tied to an innovative investor communication program.

Over 25 companies have agreed to an Advisory Vote, including Apple, Ingersoll Rand, Microsoft, Occidental Petroleum, Hewlett-Packard, Intel, Verizon, MBIA and PG&E. And nearly 300 TARP participants implemented the Advisory Vote in 2009, providing an opportunity to see it in action.

Influential proxy voting service RiskMetrics Group, recommends votes in favor, noting: “RiskMetrics encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. An advisory vote on executive compensation is another step forward in enhancing board accountability.”

A bill mandating annual advisory votes passed the House of Representatives, and similar legislation is expected to pass in the Senate. However, we believe companies should demonstrate leadership and proactively adopt this reform before the law requires it.

We believe existing SEC rules and stock exchange listing standards do not provide shareholders with sufficient mechanisms for providing input to boards on senior executive compensation. In contrast, in the United Kingdom, public companies allow shareholders to cast a vote on the “directors’ remuneration report,” which discloses executive compensation. Such a vote isn’t binding, but gives shareholders a clear voice that could help shape senior executive compensation.

We believe voting against the election of Board members to send a message about executive compensation is a blunt, sledgehammer approach, whereas an Advisory Vote provides shareowners a more effective instrument.

We believe that a company that has a clearly explained compensation philosophy and metrics, reasonably links pay to performance, and communicates effectively to investors would find a management sponsored Advisory Vote a helpful tool.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM has long demonstrated its commitment to sound principles of corporate governance, working to ensure that its practices protect and further the interests of its stockholders. As discussed in more detail below, the Board of Directors believes that adopting the proposed advisory vote policy on executive compensation is not warranted, as the Board already has governance and executive compensation practices and policies that demonstrate its accountability to stockholders.

•                  The Executive Compensation and Management Resources Committee (the Committee) is charged with the responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for the Company’s senior executives. In balancing these responsibilities, the Committee is duty-bound to act in the best interests of the

Company and its stockholders, which duties are unique to directors and not shared by either the Company’s management or its stockholders.

•                  The proposed advisory vote simply cannot be a meaningful substitute for the informed judgment of the independent Committee members. When setting executive compensation and designing executive compensation programs, the Committee considers a variety of public and confidential information, such as sensitive strategic and operational information and data unique to the particular individuals, including consideration of the ongoing efforts by competitors and others to recruit IBM executive talent. Because such confidential data is not available and cannot otherwise be disclosed to stockholders, any vote by stockholders would necessarily be based on incomplete information — and therefore, it follows that no stockholder can reach an informed judgment on whether a particular type or amount of compensation, or compensation for a specific individual, is appropriate.

•                  The results of any stockholder vote as requested by the proponent would be ambiguous by definition, because the specific source of any stockholder dissatisfaction cannot be articulated through an “all or nothing” (i.e., “yes” or “no”) vote. For example, a yes vote could be indicative of overall positive feelings about the Company’s performance without regard to any specific view of executive compensation programs or policies. On the other hand, a no vote may reflect stockholder dissatisfaction with the compensation of one or more of the Named Executive Officers as explained in the Compensation Discussion and Analysis, with a certain type or amount of compensation, or with the compensation philosophy in total, or it may simply reflect some generalized dissatisfaction with the Board, with management or with the Company’s performance.

•                  Moreover, the potential use (or misuse) by certain persons, including proxy advisory groups, of these advisory votes introduces uncertainty and risk into the governance process. If past experience is any guide, we expect that such persons or groups will issue recommendations with respect to those votes, in an attempt to leverage concessions or changes in the Company’s practices, even those practices far removed from executive compensation. For example, after some period of time, significant ‘no’ advisory votes may well be translated into ‘vote no’ campaigns against directors, or translate into negative recommendations on other Board proposals. Given these profound uncertainties and risks, the Board simply has no confidence in how the entire advisory vote process will work.

•                  The Committee also has a demonstrated history of being responsive to concerns regarding executive pay, taking steps to emphasize performance and incentive pay, with 88% of annual senior executive compensation from sources that vary year to year based on business results. In addition, the Committee and the Board of Directors have taken a number of steps over time to enhance sound governance in the Company’s compensation practices and policies, including:

•                  Ending the accrual of benefits under the Supplemental Executive Retention Plan,

•                  Ceasing the payment of dividend equivalents on future Restricted Stock Unit awards,

•                  Implementing non-compete agreements for senior executives in exchange for compensation,

•                  Adopting a policy to claw-back incentive payments made to any officer whose misconduct leads to a restatement of the Company’s financial results, and

•                  Adopting a policy to allow the clawback of certain Company contributions to the nonqualified deferred compensation plan for any participant who engages in detrimental activity.

•                  The rigor of the Committee’s processes has also helped insulate the Company from challenges regarding its compensation practices, including backdating claims. As noted in the section “Equity Award Practices” of this Proxy Statement, all equity awards are approved before or on the date of grant, with the process using a predetermined planning price to set the value of awards to be given, instead of setting awards at a specific number of shares, the value of which can vary based on the grant date and the stock price.

•                  The Board has otherwise demonstrated its responsiveness to issues of concern to stockholders and its commitment to being accountable to stockholders. In 2008, the Company amended its by-laws to provide for majority election of directors, which ensures that the results of director elections reflect the will of a majority of the votes cast. At the same time, the Company amended its by-laws to allow stockholders holding at least 25% of the outstanding shares to call special meetings of stockholders, which was also in response to a majority vote on an earlier stockholder proposal. In addition, the Board has implemented other stockholder proposals from time to time without the need for stockholder intervention.

The Company has dedicated the majority of this Proxy Statement to furnishing clear and complete disclosure of executive compensation information. In this year’s disclosure, we again used a two-stage approach, leading with a “primer”— Section 1 of the CD&A — using plain English to make clear for all readers the policies and practices behind the Company’s programs for senior executive compensation. The Board believes that this high degree of transparency helps ensure that stockholders’ interests are properly served with respect to executive compensation.

Finally, the Company already has a number of channels for stockholders to express their views on matters of concern, including through the use of a dedicated web address, through the stockholder proposal process and at the Company’s annual meeting of stockholders. Stockholders have the ultimate ability to influence actions by the Board by exercising their right to vote for the election of directors, including those who sit on the Committee.

For the reasons set forth above, the Board believes that the proposed advisory vote will not enhance director accountability to stockholders. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

Frequently Asked Questions

1. WHAT IS A “STOCKHOLDER OF RECORD”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2. I WANT TO ATTEND THE ANNUAL MEETING. WHAT PROCEDURES MUST I FOLLOW?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3. ARE THERE SPECIFIC RESTRICTIONS ON ATTENDING THE ANNUAL MEETING, AND WHAT I CAN BRING WITH ME INTO THE MEETING?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4. WHAT IS THE “RECORD DATE” FOR THE ANNUAL MEETING?

February 26, 2010.

5. WHICH IBM SHARES WILL BE ENTITLED TO VOTE AT THE ANNUAL MEETING?

IBM’s common stock ($.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6. WHICH IBM SHARES ARE INCLUDED IN THE PROXY CARD I RECEIVED?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stockholdings as of the record date.

7. MAY I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8. CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 26, 2010, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 26, 2010, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9. MAY I CHANGE OR REVOKE MY PROXY?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10. HOW CAN I CONTACT IBM’S TRANSFER AGENT?

Contact our transfer agent by either writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940, or by telephoning 781-575-2727.

11. OTHER THAN THE ITEMS IN THE PROXY STATEMENT, WHAT OTHER ITEMS OF BUSINESS WILL BE ADDRESSED AT THE ANNUAL MEETING?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12. I UNDERSTAND THAT A “QUORUM” OF STOCKHOLDERS IS REQUIRED IN ORDER FOR THE COMPANY TO TRANSACT BUSINESS AT THE ANNUAL MEETING. WHAT CONSTITUTES A QUORUM?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

13. HOW MANY SHARES OF IBM STOCK ARE “OUTSTANDING”?

As of February 10, 2010, there were 1,299,003,390 common shares outstanding and entitled to be voted.

14. WHAT IS THE VOTING REQUIREMENT FOR ELECTING IBM’S DIRECTORS?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

15. WHAT IS “BROKER DISCRETIONARY VOTING”?

This refers to the New York Stock Exchange (NYSE) rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE recently changed its broker discretionary rules to prohibit banks, brokers and other intermediaries from voting uninstructed shares in the election of directors. Under the new rules, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. Therefore, it is important that you cast your vote if you want it to count in the election of directors.

16. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED AS VOTES CAST?

No. Under the laws of New York, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current state law requirements and IBM’s certificate of incorporation and by-laws.

17. ASSUMING THERE IS A PROPER QUORUM OF SHARES REPRESENTED AT THE MEETING, HOW MANY SHARES ARE REQUIRED TO APPROVE THE PROPOSALS BEING VOTED UPON IN THIS PROXY STATEMENT?

Here are the required approvals:

Is broker
discretionary
	Vote	voting
Proposal	required	allowed?
Election of Directors	Majority of votes cast	No
Ratification of appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
Stockholder Proposals*	Majority of votes cast	No

*            Precatory

18. WHO TABULATES THE VOTES?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

19. WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, the Company will include voting results on a Form 8-K shortly after the Annual Meeting.

20. WILL MY VOTES BE CONFIDENTIAL?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

21. HOW DO I SUBMIT A PROPOSAL FOR INCLUSION IN IBM’S 2011 PROXY MATERIAL?

Stockholder proposals may be submitted for IBM’s 2011 proxy material after the 2010 Annual Meeting but must be received no later than 5 p.m. EST on November 8, 2010. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

22. HOW DO I SUBMIT AN ITEM OF BUSINESS FOR THE 2011 ANNUAL MEETING?

Stockholders who intend to present an item of business at the 2011 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 9, 2010 and no later than November 8, 2010, as set forth more fully in the Company’s by-laws.

23. I DID NOT RECEIVE A COPY OF THE ANNUAL REPORT. HOW CAN I GET ONE?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

24. WHAT IS “HOUSEHOLDING” AND DOES IBM DO THIS?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

25. IF I’M A HOLDER IN STREET NAME, HOW MAY I OBTAIN A SEPARATE SET OF PROXY MATERIALS?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

26. MEMBERS OF OUR HOUSEHOLD OWN IBM SHARES THROUGH A NUMBER OF DIFFERENT BROKERAGE FIRMS. WILL WE CONTINUE TO RECEIVE MULTIPLE SETS OF MATERIALS?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

27. DID IBM UTILIZE THE SEC’S E-PROXY RULES FOR DELIVERY OF THE PROXY MATERIALS THIS YEAR?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

28. I RECEIVED MY PROXY MATERIALS IN HARD COPY. HOW MAY I ARRANGE TO RECEIVE THEM ELECTRONICALLY?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services,” scroll down to “Consent for materials online” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account” and follow the instructions to enroll.

29. I PREVIOUSLY CONSENTED TO RECEIVE ELECTRONIC DELIVERY OF MY PROXY MATERIALS. CAN YOU SEND ME A HARD COPY OF THESE PROXY MATERIALS?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43072, Providence, RI 02940, or by telephoning 914-499-1900.

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

30. WHO IS MAKING THIS PROXY SOLICITATION AND APPROXIMATELY HOW MUCH WILL THESE SOLICITATION ACTIVITIES COST?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., LLC, to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Andrew Bonzani
Vice President and Secretary
March 8, 2010

PRINTED ON RECYCLED PAPER AND RECYCLABLE

Admission Ticket
C123456789
000004	000000000.000000 ext
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4	Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.
ADD 5
ADD 6	If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote

Vote by telephone
• Within USA, US territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call.

• Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply.

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.	• Follow the instructions provided by the recorded message.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately).

1. Election of Directors for a Term of One Year (Page 5)

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - A. J. P. Belda	☐	☐	☐	02 - C. Black	☐	☐	☐	03 - W. R. Brody	☐	☐	☐
04 - K. I. Chenault	☐	☐	☐	05 - M. L. Eskew	☐	☐	☐	06 - S. A. Jackson	☐	☐	☐
07 - A. N. Liveris	☐	☐	☐	08 - W. J. McNerney, Jr.	☐	☐	☐	09 - T. Nishimuro	☐	☐	☐
08 - J. W. Owens	☐	☐	☐	11 - S. J. Palmisano	☐	☐	☐	12 - J. E. Spero	☐	☐	☐
13 - S. Taurel	☐	☐	☐	14 - L. H. Zambrano	☐	☐	☐
Mark the box below if you plan to attend the Annual Meeting.
IBM’s Directors recommend a vote FOR Proposal 2.					For	Against	Abstain
2. Ratification of Appointment of Independent Registered Public Accounting Firm (Page 75)					☐	☐	☐
☐

	IBM’s Directors recommend a vote AGAINST Proposals 3 – 6.
		For	Against	Abstain			For	Against	Abstain
3.	Stockholder Proposal on Executive Compensation Annual Incentive Payout (Page 76)	☐	☐	☐	4.	Stockholder Proposal on Cumulative Voting (Page 77)	☐	☐	☐

5.	Stockholder Proposal on New Threshold for Calling Special Meetings (Page 77)	☐	☐	☐	6.	Stockholder Proposal on Advisory Vote on Executive Compensation (Page 79)	☐	☐	☐

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.

		C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A
		1 U P X	0 2 4 5 2 8 1	SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
002CS40077	0154ZF

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 27, 2010, at 10 a.m. in the Midwest Airlines Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2010 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 27, 2010, at 10 a.m. in the Midwest Airlines Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin. If you plan to attend the Annual Meeting, you should either mark the box provided on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Andrew Bonzani
Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH, COMPLETE, SIGN AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------------------------------------

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 27, 2010

Samuel J. Palmisano, Mark Loughridge, Robert C. Weber and Andrew Bonzani, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Midwest Airlines Center, 400 West Wisconsin Avenue, Milwaukee, Wisconsin, at 10 a.m. on Tuesday, April 27, 2010, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2010 ANNUAL MEETING AND PROXY STATEMENT.

THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2010 ANNUAL MEETING AND PROXY STATEMENT.

UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.)

Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.